UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VeriSign, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VeriSign, Inc.

487 East Middlefield Road

Mountain View, California 94043-4047

April 14, 2009

To Our Stockholders:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of VeriSign, Inc. (“VeriSign”) to be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California 94043-4047 on Thursday, May 28, 2009 at 10:00 a.m., Pacific Time (the “Meeting”).

The matters expected to be acted upon at the Meeting are described in detail in the following Notice of the 2009 Annual Meeting of Stockholders and Proxy Statement.

We have implemented a U.S. Securities and Exchange Commission rule that requires companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”). The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how each stockholder can receive a paper copy of our proxy materials, including this notice and proxy statement, our Annual Report and a form of proxy card or voting instruction card. We believe that this new process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

It is important that you use this opportunity to take part in the affairs of VeriSign by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE PROXY ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND UNDER “INTERNET AND TELEPHONE VOTING” IN THE ATTACHED PROXY STATEMENT, OR ALTERNATIVELY, IF RECEIVING PAPER COPIES OF PROXY MATERIALS, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning or completing the Proxy does not deprive you of your right to attend the Meeting and to vote your shares in person.

We look forward to seeing you at our 2009 Annual Meeting of Stockholders.

Sincerely,

/s/ D. James Bidzos
D. James Bidzos
Executive Chairman of the Board and Chief Executive Officer on an interim basis

VERISIGN, INC.

487 East Middlefield Road

Mountain View, California 94043-4047

Notice of the 2009 Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of VeriSign, Inc. will be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California 94043-4047 on Thursday, May 28, 2009 at 10:00 a.m., Pacific Time. The 2009 Annual Meeting of Stockholders is being held for the following purposes:

1. To elect seven directors of VeriSign, each to serve until the next annual meeting, or until a successor has been elected and qualified or until the director’s earlier resignation or removal.

2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2009.

3. To transact such other business as may properly come before the 2009 Annual Meeting of Stockholders or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on March 31, 2009 are entitled to notice of and to vote at the 2009 Annual Meeting of Stockholders or any adjournment thereof.

By Order of the Board of Directors,

/s/ Richard H. Goshorn
Richard H. Goshorn
Secretary

Mountain View, California

April 14, 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE PROXY ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND UNDER “INTERNET AND TELEPHONE VOTING” IN THE ATTACHED PROXY STATEMENT, OR ALTERNATIVELY, IF RECEIVING PAPER COPIES OF PROXY MATERIALS, COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

VERISIGN, INC.

487 East Middlefield Road

Mountain View, California 94043-4047

PROXY STATEMENT

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

April 14, 2009

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of VeriSign, Inc. (“VeriSign” or the “Company”) for use at the 2009 Annual Meeting of Stockholders (the “Meeting”) to be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California 94043-4047 on Thursday, May 28, 2009 at 10:00 a.m., Pacific Time. Only holders of record of our common stock at the close of business on March 31, 2009, which is the record date, will be entitled to vote at the Meeting. At the close of business on the record date, we had 192,763,937 shares of common stock outstanding and entitled to vote. This proxy statement and the accompanying form of proxy (collectively, the “Proxy Statement”) were first made available to stockholders on or about April 14, 2009. Our Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”) is enclosed with this Proxy Statement for stockholders receiving a paper copy of proxy soliciting materials. The Annual Report and Proxy Statement can both be accessed on the Investor Relations section of our website at http://investor.verisign.com, or at http://www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of VeriSign common stock represented by the proxy will be voted: (1) FOR the election of each of the seven director candidates nominated by the Board; (2) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 (“fiscal 2009”); and (3) in accordance with the best judgment of the named proxies on any other matters properly brought before the Meeting.

Adoption of Majority Vote Standard in Uncontested Director Elections

VeriSign’s Fifth Amended and Restated Bylaws provide for a majority of votes cast standard in uncontested elections. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “withheld” for that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast. In addition, if a nominee who already serves as a director is not re-elected, the director shall tender his or her resignation, subject to acceptance by the Board. The Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Corporate Governance and Nominating Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the record date.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals

A majority of the outstanding shares of common stock must be present or represented by proxy at the Meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Meeting. A broker non-vote occurs when a bank, broker or other stockholder of record holding shares for a beneficial owner submits a proxy for the meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

If a quorum is present, a nominee for election to a position on the Board in an uncontested election will be elected as a director if the votes cast “for” the election of the nominee exceed the votes cast as “withheld” for that nominee. The following will not be votes cast and will have no effect on the election of any director nominee: (i) a share whose ballot is marked as abstain; (ii) a share otherwise present at the meeting but for which there is an abstention; and (iii) a share otherwise present at the meeting as to which a shareholder gives no authority or direction. Stockholders may not cumulate votes in the election of directors.

If a quorum is present, approvals of the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal 2009 and all other matters that properly come before the Meeting require the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter. Abstentions and broker non-votes could prevent approval of such proposals if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter. The inspector of elections appointed for the Meeting will separately tabulate affirmative and withheld votes, abstentions and broker non-votes.

Adjournment of Meeting

In the event that a quorum shall fail to attend the Meeting, either in person or represented by proxy, the chairman may adjourn the Meeting, or alternatively, a stockholder or a person named as a proxy may propose the adjournment of the Meeting. Any such adjournment proposed by a stockholder or person named as a proxy would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

Expenses of Soliciting Proxies

VeriSign will pay the expenses of soliciting proxies to be voted at the Meeting. VeriSign has retained The Altman Group to assist with the solicitation of proxies for a fee of $6,500, plus reimbursement of expenses. Following the original mailing of the Notices of Internet Availability of Proxy Materials and paper copies of proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, or in person. Following the original mailing of Notices of Internet Availability of Proxy Materials and paper copies of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our shares forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

A stockholder may revoke any proxy that is not irrevocable by attending the Meeting and voting in person or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Internet and Telephone Voting

If you hold shares of record as a registered shareholder, you can simplify your voting process and save the Company expense by voting your shares by telephone at 1-800-690-6903 or on the Internet at

www.proxyvote.com twenty-four hours a day, seven days a week. Telephone and Internet voting are available through 11:59 p.m. Eastern Time the day prior to the Meeting. More information regarding Internet voting is given on the Notice of Internet Availability of Proxy Materials. If you hold shares through a bank or brokerage firm, the bank or brokerage firm will provide you with separate instructions on a form you will receive from them. Many such firms make telephone or Internet voting available, but the specific processes available will depend on those firms’ individual arrangements.

Householding

VeriSign has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission (the “SEC”). Under this procedure, VeriSign is delivering only one copy of the Notice of Internet Availability of Proxy Materials or paper copies of the Annual Report and Proxy Statement, as the case may be, to multiple stockholders who share the same address and have the same last name, unless VeriSign has received contrary instructions from an affected stockholder. This procedure reduces VeriSign’s printing costs, mailing costs and fees. Stockholders who participate in householding will continue to receive separate voter control numbers or proxy cards, in accordance with their preferred method of delivery.

VeriSign will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability of Proxy Materials or Annual Report and the Proxy Statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of any of these documents, you may write or call VeriSign’s Investor Relations Department at VeriSign, Inc., 487 East Middlefield Road, Mountain View, California 94043-4047, Attention: Investor Relations, telephone (800) 922-4917. You may also access VeriSign’s Annual Report and Proxy Statement on the Investor Relations section of VeriSign’s website at http://investor.verisign.com.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the Notice of Internet Availability of Proxy Materials, Annual Report or Proxy Statement in the future, please contact Broadridge Financial Solutions, Inc. (“Broadridge”), either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within thirty (30) days of receipt of the revocation of your consent.

Any stockholders of record who share the same address and currently receive multiple copies of VeriSign’s Notice of Internet Availability of Proxy Materials, Annual Report or Proxy Statement who wish to receive only one copy of these materials per household in the future, please contact VeriSign’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Fifth Amended and Restated Bylaws authorize eleven directors or such number of directors determined from time to time by a resolution of the Board; there are currently seven directors, as determined by a written resolution of the Board. The terms of the current directors, who are identified below, expire upon the election and qualification of the directors to be elected at the Meeting. The Board has nominated each of the seven current directors for re-election at the Meeting, to serve until the 2010 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. There are currently no vacancies on the Board. Proxies cannot be voted for more than seven persons, which is the number of nominees.

Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the re-election of the nominees, as listed below, each of whom has consented to serve as a director if elected. If, at the time of the Meeting, any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size. The Board has no reason to believe any of the nominees will be unable or will decline to serve if elected.

Nominees/Directors

Set forth below is certain information furnished to us by our directors.

Name	Age	Position
Nominees for election as directors for a term expiring in 2010:
D. James Bidzos	54	Executive Chairman of the Board and Chief Executive Officer on an Interim Basis
William L. Chenevich(1)(2)	65	Lead Independent Director
Kathleen A. Cote(1)(2)	60	Director
Roger H. Moore	67	Director
John D. Roach(1)(2)	65	Director
Louis A. Simpson(3)	72	Director
Timothy Tomlinson(3)	59	Director

(1)	Member of the Audit Committee.
(2)	Member of the Corporate Governance and Nominating Committee.
(3)	Member of the Compensation Committee.

D. James Bidzos has served as Executive Chairman of the Board and Chief Executive Officer on an interim basis since June 2008 and as President on an interim basis from June 2008 to January 2009. He served as Chairman of the Board of Directors from August 2007 to June 2008 and from April 1995 to December 2001. He served as Vice Chairman of the Board from December 2001 to August 2007. Mr. Bidzos served as Vice Chairman of RSA Security, an Internet identity and access management solution provider, from March 1999 to May 2002 and Executive Vice President from July 1996 to February 1999. Prior thereto, he served as President and Chief Executive Officer of RSA Data Security, Inc. from 1986 to February 1999.

William L. Chenevich has served as Lead Independent Director since February 2009 and as a director since April 1995. Mr. Chenevich has served as Vice Chairman of Technology and Operations for U.S. Bancorp, a financial holding company, since February 2001. He served as Vice Chairman of Technology and Operations Services of Firstar Corporation, a financial services company, from 1999 until its merger with U.S. Bancorp in February 2001. Prior thereto, he was Group Executive Vice President of VISA International, a financial services company, from 1994 to 1999. Mr. Chenevich holds a B.B.A. degree in Business from the City College of New York and an M.B.A. degree in Management from the City University of New York.

Kathleen A. Cote has served as a director since February 2008. From May 2001 to June 2003, Ms. Cote served as Chief Executive Officer of Worldport Communications Company, a provider of Internet managed services. From September 1998 to May 2001, she served as Founder and President of Seagrass Partners, a consulting firm specializing in providing business, operational and management support for startup and mid-sized companies. Prior thereto, she served as President and Chief Executive Officer of Computervision Corporation, a supplier of desktop and enterprise, client server and web-based product development and data management software and services. Ms. Cote serves as a director of Asure Software Corporation, 3Com Corporation and Western Digital Corporation. Ms. Cote holds an Honorary Doctorate from the University of Massachusetts, an M.B.A. degree from Babson College, and a B.A. degree from the University of Massachusetts, Amherst.

Roger H. Moore has served as a director since February 2002. Since December 2007, he has served as a consultant assisting VeriSign in the divestiture of its Communications Services business. From June 2007 through November 2007, Mr. Moore served as interim Chief Executive Officer of Arbinet-Thexchange, Inc., a provider of online trading services. He was President and Chief Executive Officer of Illuminet Holdings, Inc. from December 1995 until December 2001 when VeriSign acquired Illuminet Holdings. Prior to Illuminet Holdings, Mr. Moore spent ten years with Nortel Networks in a variety of senior management positions including President of Nortel Japan. Mr. Moore serves as a director of Western Digital Corporation and Consolidated Communications Illinois Holdings, Inc. Mr. Moore holds a B.S. degree in General Science from Virginia Polytechnic Institute and State University.

John D. Roach has served as a director since July 2007. Mr. Roach has served as Chairman of the Board of Directors and Chief Executive Officer of Stonegate International, a private investment and advisory services company, since September 2001. From November 2002 to January 2006, he served as Executive Chairman of Unidare U.S., a subsidiary of Unidare plc, a public Irish financial holding company and supplier of products to the welding, safety and industrial markets. From 1998 to 2001, he served as Founder and Chairman, President and Chief Executive Officer of Builders FirstSource, Inc., a distributor of building products. Prior to that, he was Chairman, President and Chief Executive Officer of Fibreboard Corporation, a building products company, from July 1991 to July 1997 when it was acquired by Owens Corning. Mr. Roach serves as a director of PMI Group, Inc. and URS Corporation. Mr. Roach holds a B.S. degree in Industrial Management from M.I.T. and an M.B.A. degree from Stanford University.

Louis A. Simpson has served as a director since May 2005. Since May 1993, he has served as President and Chief Executive Officer, Capital Operations, of GEICO Corporation, a passenger auto insurer. Mr. Simpson previously served as Vice Chairman of the Board of GEICO from 1985 to 1993. Mr. Simpson serves as a director of Science Applications International Corporation. Mr. Simpson holds a B.A. degree from Ohio Wesleyan University and an M.A. degree in Economics from Princeton University.

Timothy Tomlinson is Of Counsel with the law firm Greenberg Traurig LLP. Mr. Tomlinson was the founder and a named partner of Tomlinson Zisko LLP, a law firm, from 1983 until its acquisition by Greenberg Traurig LLP in May 2007. Mr. Tomlinson was a member of the Board from 1995 until 2002, and was reappointed to the Board in November 2007. Mr. Tomlinson holds a B.A. degree in Economics, an M.A. degree in History, an M.B.A. and a J.D. degree from Stanford University.

Compensation of Directors

This section provides information regarding the compensation policies for non-employee directors and amounts earned and securities awarded to these directors in 2008. D. James Bidzos, a director, was appointed Executive Chairman, President and Chief Executive Officer on an interim basis of VeriSign on June 30, 2008. As an employee of the Company, Mr. Bidzos no longer participates in the compensation program for non-employee directors. Mr. Bidzos has been compensated as an executive officer of the Company since June 30, 2008 and his compensation both as a non-employee director and an employee is described in “Executive Compensation” elsewhere in this Proxy Statement.

Non-Employee Director Retainer Fees and Equity Compensation Information

On August 4, 2008, the Compensation Committee met to consider the equity-based compensation to be paid to non-employee directors. The Compensation Committee reviewed competitive market data prepared by Frederic W. Cook & Co. (“FW Cook”) for the same comparator group used to benchmark executive compensation and certain available information for other boards and reviewed the board compensation practices of these companies. Following this review and consideration of the recommendations made by FW Cook, the Compensation Committee determined that grants equal to $200,000 worth of annual equity awards split evenly between stock options and restricted stock units (“RSUs”) were in the best interest of VeriSign and its stockholders. New directors are granted an equity award equal to the pro rata amount of such annual equity award, the amount of which is determined based on the date of such new director’s appointment or election to the Board, split evenly between stock options and RSUs. After consideration of materials and recommendations from FW Cook, the Compensation Committee approved effective as of May 6, 2008, an increase in the annual retainer for Audit Committee members from $20,000 to $25,000 and an increase in the annual retainer for the Audit Committee Chairman from $10,000 to $15,000.

During 2008, annual retainer fees were as follows:

Annual retainer for non-employee directors	$40,000
Additional annual retainer for Non-Executive Chairman of the Board	$100,000
Additional annual retainer for Audit Committee members	$25,000
Additional annual retainer for Compensation Committee members	$20,000
Additional annual retainer for Corporate Governance and Nominating Committee members	$10,000
Additional annual retainer for Audit Committee Chairperson	$15,000
Additional annual retainer for Compensation Committee Chairperson	$10,000
Additional annual retainer for Corporate Governance and Nominating Committee Chairperson	$5,000

Non-employee directors are reimbursed for their expenses in attending meetings.

Non-Employee Director Compensation Table for Fiscal 2008

The following table sets forth a summary of compensation information for our non-employee directors as of December 31, 2008.

NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL 2008

Non-Employee Director Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation		Total
William L. Chenevich(3)	$83,077	$146,779	$174,794	$—		$404,650
Kathleen A. Cote(4)	64,835	90,464	96,775	—		252,074
Michelle Guthrie(5)	15,000	2,149	10,820	—		27,969
Scott G. Kriens(6)	20,604	34,831	65,029	—		120,464
Roger H. Moore(7)	40,000	146,779	191,014	300,000	(8)	677,793
John D. Roach(9)	69,808	119,389	120,384	—		309,581
Louis A. Simpson(10)	70,000	146,779	216,507	—		433,286
Timothy Tomlinson(11)	60,000	163,536	158,343	—		381,879

(1)	Amounts shown represent retainer fees earned by each director.
(2)	Stock Awards consist solely of RSUs. Amounts shown represent compensation expense recognized in fiscal 2008 for financial statement reporting purposes for the applicable awards granted in fiscal 2008 and in prior years pursuant to the Statement of Financial Accounting Standards No. 123(R) (“FAS 123R”), disregarding the estimate of forfeitures related to service-based vesting conditions. The grant date fair value of each Stock Award granted to each non-employee director on August 4, 2008 was $99,971. The grant date fair value of the Stock Award granted on February 20, 2008 to Ms. Cote upon joining the Board was $49,979. The grant date fair value for each Option Award granted to each non-employee director on August 4, 2008 was $107,996. The grant date fair value for the Option Award granted on February 20, 2008 to Ms. Cote upon joining the Board was $53,049. The assumptions used to calculate the value of awards for fiscal 2008 are set forth in Note 13, “Employee Benefits and Stock-Based Compensation,” of our Notes to Consolidated Financial Statements in the Annual Report, and the assumptions used to calculate awards in prior years are set forth in the Notes to Consolidated Financial Statements in the Annual Reports on Form 10-K for the corresponding years.
(3)	As of December 31, 2008, Mr. Chenevich held 13,612 RSUs and outstanding options to purchase 110,782 shares of the Company’s common stock.
(4)	Ms. Cote became a director on February 20, 2008. As of December 31, 2008, Ms. Cote held 4,483 RSUs and outstanding options to purchase 12,430 shares of the Company’s common stock.
(5)	Ms. Guthrie resigned as a director on February 20, 2008. Amounts shown under “Stock Awards” and “Option Awards” reflect the reversal of expenses of $11,362 and $5,633, respectively, disclosed previously in the Non-Employee Director Compensation table with respect to equity awards forfeited by Ms. Guthrie upon her resignation as a director.
(6)	Mr. Kriens served as a director until May 29, 2008. Mr. Kriens chose not to stand for re-election at our 2008 Annual Meeting of Stockholders on May 29, 2008. Amounts shown under “Stock Awards” reflect the reversal of expenses of $11,362 disclosed previously in the Non-Employee Director Compensation table with respect to equity awards forfeited by Mr. Kriens upon his ceasing to be a director.
(7)	As of December 31, 2008, Mr. Moore held 13,612 RSUs and outstanding options to purchase 112,032 shares of the Company’s common stock.
(8)	Amount shown represents retainer fee paid to Mr. Moore during fiscal 2008 in connection with his service as a consultant in connection with assisting the Company in its sale of its Communications Services business.
(9)	As of December 31, 2008, Mr. Roach held 7,512 RSUs and outstanding options to purchase 19,432 shares of the Company’s common stock.
(10)	As of December 31, 2008, Mr. Simpson held 13,612 RSUs and outstanding options to purchase 87,032 shares of the Company’s common stock.
(11)	As of December 31, 2008, Mr. Tomlinson held 7,512 RSUs and outstanding options to purchase 19,432 shares of the Company’s common stock.

Stock options are granted at an exercise price not less than 100% of the fair market value of VeriSign’s common stock on the date of grant and have a term of not greater than seven years from the date of grant. Stock options and RSUs granted to non-employee directors during fiscal 2008 vest in quarterly installments over one year from the date of grant. Directors are permitted to exercise vested stock options for up to three years following the termination of their Board service. The Compensation Committee may authorize grants with different vesting schedules in the future. The vesting of equity awards for all non-employee directors accelerates as to 100% of any unvested equity awards upon certain changes-in-control as set forth in the 2006 Equity Incentive Plan and the 1998 Directors Stock Option Plan.

Moore Consulting Arrangement

As previously authorized by the Audit Committee and Compensation Committee, on October 3, 2008, the Company entered into a Consulting Agreement on the following terms with Roger H. Moore, a member of our Board, for the provision of certain consulting services commencing as of December 17, 2007 in connection with the planned disposition of VeriSign’s Communications Services business:

•	A consulting fee of $30,000 per month to manage the daily operations of the Communications Services business, which was retroactive to December 17, 2007;

•

A minimum success fee of $300,000 if the sale of the Communications Services business was consummated before December 31, 2008, payable either: (i) at the closing if the buyer of the Communications Services business did not offer Mr. Moore an acceptable position with the buyer; or (ii) six months after closing if the buyer offered Mr. Moore an acceptable position with the buyer;

•

An additional success fee of up to $600,000 based on receipt by VeriSign of proceeds from the sale of the Communications Services business within the valuation range set by investment bankers retained by VeriSign, which additional success fee would be apportioned on a pro rata basis between the low end and high end of the valuation range so set; and

•	Other terms and conditions customary for such an agreement.

On February 23, 2009 and February 24, 2009, the Compensation Committee and Audit Committee, respectively, authorized, and on March 26, 2009 the Company entered into an Amended and Restated Consulting Agreement on the following terms with Mr. Moore for the provision of certain consulting services in connection with the planned disposition of VeriSign’s Communications Services Group:

•	A consulting fee of $10,000 per month to manage the daily operations of the Communications Services business, which was retroactive to January 1, 2009;

•

A minimum success fee of $300,000 if the sale of the Communications Services business is consummated before December 31, 2009, payable either: (i) at the closing if the buyer of the Communications Services business does not offer Mr. Moore an acceptable position with the buyer; or (ii) six months after closing if the buyer offers Mr. Moore an acceptable position with the buyer;

•

An additional success fee of up to $300,000 based on receipt by VeriSign of proceeds from the sale of the Communications Services business within the valuation range set by investment bankers retained by VeriSign, which additional success fee will be apportioned on a pro rata basis between the low end and high end of the valuation range so set; and

•	Other terms and conditions customary for such an agreement.

Since January 1, 2008, the Company has paid Mr. Moore $300,000 pursuant to the Consulting Agreement and the Amended and Restated Consulting Agreement.

The Board Recommends a Vote “FOR” the Election of Each of the Nominated Directors.

CORPORATE GOVERNANCE

Independence of Directors

As required under The NASDAQ Stock Market’s listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of The NASDAQ Stock Market.

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and VeriSign, our executive officers and our independent registered public accounting firm, the Board affirmatively determined on February 24, 2009 that the majority of our Board is comprised of independent directors. Our independent directors are: Mr. Chenevich, Ms. Cote, Mr. Roach, Mr. Simpson, and Mr. Tomlinson. Each director who serves on the Audit Committee, the Compensation Committee or the Corporate Governance and Nominating Committee is an independent director. Mr. Bidzos serves as Executive Chairman and Chief Executive Officer on an interim basis. Mr. Moore serves as a consultant assisting VeriSign in the divestiture of its Communications Services business. Michelle Guthrie served as a director until her resignation on February 20, 2008. Scott G. Kriens served as a director until May 29, 2008. Mr. Kriens chose not to stand for re-election at our 2008 Annual Meeting of Stockholders on May 29, 2008. William A. Roper, Jr., served as a director until his resignation as our President and Chief Executive Officer and a member of our Board on June 30, 2008.

Board and Committee Meetings

The Board met twelve times and its committees collectively met twenty-one times during 2008. No director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees on which he or she served during fiscal 2008, except for Ms. Guthrie who attended one of the two Board meetings that were held prior to her resignation from the Board. On February 24, 2009, the Board appointed William L. Chenevich as its Lead Independent Director. As the Lead Independent Director, Mr. Chenevich may schedule and conduct separate meetings of the independent directors and perform other similar duties.

Board Members’ Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. Two members of the Board attended our 2008 Annual Meeting of Stockholders.

Corporate Governance and Nominating Committee

The Board has established a Corporate Governance and Nominating Committee to recruit, evaluate, and nominate candidates for appointment or election to serve as members of the Board, recommend nominees for committees of the Board, recommend corporate governance policies and periodically review and assess the adequacy of these policies, and review annually the performance of the Board. The Corporate Governance and Nominating Committee is currently composed of Ms. Cote (Chairperson) and Messrs. Chenevich and Roach, each of whom has been determined by the Board to be an “independent director” under the rules of The NASDAQ Stock Market. The Corporate Governance and Nominating Committee operates pursuant to a written charter. The Corporate Governance and Nominating Committee’s charter is located on our website at https://investor.verisign.com/documents.cfm. The Corporate Governance and Nominating Committee met four times during fiscal 2008.

In carrying out its function to nominate candidates for election to the Board, the Corporate Governance and Nominating Committee considers the performance and qualifications of each potential nominee or candidate, not only for his or her individual strengths but also for his or her contribution to the Board as a group.

The Corporate Governance and Nominating Committee considers candidates for director nominees proposed by directors, the chief executive officer and stockholders. The Corporate Governance and Nominating Committee may also from time to time retain one or more third-party search firms to identify suitable candidates. The Corporate Governance and Nominating Committee has retained an executive search firm to conduct a search for new independent directors for the Board.

If you would like the Corporate Governance and Nominating Committee to consider a prospective candidate, in accordance with our Fifth Amended and Restated Bylaws, please submit the candidate’s name and qualifications to: Richard H. Goshorn, Secretary, VeriSign, Inc., 487 East Middlefield Road, Mountain View, California 94043-4047.

The Corporate Governance and Nominating Committee will consider all candidates identified by the directors, chief executive officer, stockholders, or third-party search firms through the processes described above, and will evaluate each of them, including incumbents and candidates nominated by stockholders, based on the same criteria.

Audit Committee

The Board has established an Audit Committee that oversees the accounting and financial reporting processes at the Company, internal control over financial reporting, audits of the Company’s financial statements, the qualifications of the Company’s independent auditor, and the performance of the Company’s internal audit department and the independent auditor. The independent auditor reports directly to the Audit Committee and the Audit Committee is responsible for the appointment (subject to stockholder ratification), compensation and retention of the independent auditor. The Audit Committee also oversees the Company’s processes to manage business and financial risk, and compliance with significant applicable legal and regulatory requirements, and oversees the Company’s ethics and compliance programs. The Audit Committee is currently composed of Messrs. Chenevich (Chairperson) and Roach and Ms. Cote. Each member of the Audit Committee meets the independence criteria of The NASDAQ Stock Market and the SEC. Each Audit Committee member meets The NASDAQ Stock Market’s financial knowledge requirements, and the Board has determined that the Audit Committee has at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities as required by Rule 4350(d)(2)(A) of The NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and The NASDAQ Stock Market. A copy of the Audit Committee charter is set forth as Appendix A to this Proxy Statement and is located on our website at https://investor.verisign.com/documents.cfm. The Audit Committee met ten times during fiscal 2008.

Audit Committee Financial Expert

Our Board has determined that William L. Chenevich, Kathleen A. Cote and John D. Roach are “audit committee financial experts” as such term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Messrs. Chenevich and Roach and Ms. Cote meet the independence requirements for audit committee members as defined in the applicable listing standards of The NASDAQ Stock Market.

Report of the Audit Committee

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission (“SEC”) or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that VeriSign specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Audit Committee is composed of three directors who meet the independence and experience requirements of The NASDAQ Stock Market Rules. The Audit Committee operates under a written charter adopted by the board of directors (the “Board”) of VeriSign, Inc. (“VeriSign”). The members of the Audit Committee are Messrs. Chenevich (Chairperson) and Roach, and Ms. Cote. The Audit Committee met ten times during fiscal 2008.

Management is responsible for the preparation, presentation and integrity of VeriSign’s financial statements, accounting and financial reporting principles and internal controls and processes designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting standards and applicable laws and regulations (the “Internal Controls”). The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of VeriSign’s consolidated financial statements in accordance with standards of the Public Accounting Oversight Board (United States) and for issuing a report thereon.

The Audit Committee is responsible for oversight of VeriSign’s financial, accounting and reporting processes and its compliance with legal and regulatory requirements. The Audit Committee is also responsible for the appointment, compensation and oversight of VeriSign’s independent registered public accounting firm, which includes (i) evaluating the independent registered public accounting firm’s qualifications and performance, (ii) reviewing and confirming the independent registered public accounting firm’s independence, (iii) reviewing and approving the planned scope of the annual audit, (iv) overseeing the audit work of the independent registered public accounting firm, (v) reviewing and pre-approving any non-audit services that may be performed by the independent registered public accounting firm, (vi) reviewing with management and the independent registered public accounting firm the adequacy of VeriSign’s Internal Controls, and (vii) reviewing VeriSign’s critical accounting policies, the application of accounting principles and conduct of the internal audit, including the oversight of the resolution of any issues identified by the independent registered public accounting firm.

We have adopted a policy regarding rotation of the audit partners (as defined under SEC rules) responsible for the audit of VeriSign’s financial statements. No audit partner of the independent registered public accounting firm providing audit services to VeriSign shall have served as the lead or coordinating audit partner (having primary responsibility for the audit) or as the audit partner responsible for reviewing the audit for more than five consecutive fiscal years.

During fiscal 2008, the Audit Committee met privately with KPMG LLP to discuss the results of the audit, evaluations by the independent registered public accounting firm of VeriSign’s Internal Controls and quality of VeriSign’s financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements contained in VeriSign’s Annual Report on Form 10-K for the year ended December 31, 2008 with management. This review included a discussion of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements. Management represented to the Audit Committee that VeriSign’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, KPMG LLP has provided to the Audit Committee the annual written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the firm’s independence with the firm. The Audit Committee has also considered whether the non-audit services provided by KPMG LLP to VeriSign during 2008 are compatible with maintaining the independent registered public accounting firm’s independence.

Based upon discussions of the Audit Committee with management and KPMG LLP, and the Audit Committee’s review of the representations of management and the report of KPMG LLP to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in VeriSign’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.

This report is submitted by the Audit Committee

William L. Chenevich (Chairperson)

Kathleen A. Cote

John D. Roach

Compensation Committee

The Board has established a Compensation Committee to discharge the Board’s responsibilities with respect to all forms of compensation of the Company’s directors and executive officers, to administer the Company’s equity incentive plans, and to produce an annual report on executive compensation for use in the Company’s proxy statement. The Compensation Committee is also responsible for approving and evaluating executive officer compensation arrangements, plans, policies and programs of the Company, and for administering the Company’s equity incentive plans for employees. The Compensation Committee operates pursuant to a written charter. The Compensation Committee’s charter is located on our website at https://investor.verisign.com/documents.cfm. The Compensation Committee is currently composed of Messrs. Simpson (Chairperson) and Tomlinson, each of whom is an “independent director” under the rules of The NASDAQ Stock Market, and an “outside director” pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee met seven times during fiscal 2008. For further information regarding the role of compensation consultants and management in setting executive compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

Communicating with the Board

Any stockholder who desires to contact the Board may do so electronically by sending an e-mail to the following address: bod@verisign.com. Alternatively, a stockholder may contact the Board by writing to: Board of Directors, VeriSign, Inc., 487 East Middlefield Road, Mountain View, California 94043-4047, Attention: Secretary. Communications received electronically or in writing are distributed to the Chairman of the Board or other members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received.

Legal Proceedings

On July 6, 2006, a stockholder derivative complaint (Parnes v. Bidzos, et al., and VeriSign) was filed against us in the U.S. District Court for the Northern District of California, as a nominal defendant, and certain of its current and former directors and executive officers related to certain historical stock option grants. The complaint seeks unspecified damages on behalf of us, constructive trust and other equitable relief. Two other derivative actions were filed, one in the U.S. District Court for the Northern District of California (Port Authority

v. Bidzos, et al., and VeriSign), and one in the Superior Court of the State of California, Santa Clara County (Port Authority v. Bidzos, et al., and VeriSign) on August 14, 2006. The state court derivative action is stayed pending resolution of the federal actions. The current directors and officers named in this state action are D. James Bidzos, William L. Chenevich, Roger H. Moore and Louis A. Simpson. The Company is named as a nominal defendant in these actions. The federal actions have been consolidated and plaintiffs filed a consolidated complaint on November 20, 2006. The current directors and officers named in this consolidated federal action are D. James Bidzos, William L. Chenevich, Roger H. Moore, Louis A. Simpson and Timothy Tomlinson. Motions to dismiss the consolidated federal court complaint were heard on May 23, 2007. Those motions were granted on September 14, 2007. On November 16, 2007, a second amended shareholder derivative complaint was filed in the federal action wherein we were again named as a nominal defendant. By stipulation and Court order, our obligation to respond to the second amended shareholder derivative complaint has been continued pending informal efforts by the parties to resolve the action.

On May 15, 2007, a putative class action (Mykityshyn v. Bidzos, et al., and VeriSign) was filed in Superior Court for the State of California, Santa Clara County, naming us and certain current and former officers and directors, alleging false representations and disclosure failures regarding certain historical stock option grants. The plaintiff purports to represent all individuals who owned our common stock between April 3, 2002, and August 9, 2006. The complaint seeks rescission of amendments to the 1998 and 2006 Option Plans and the cancellation of shares added to the 1998 Option Plan. The complaint also seeks to enjoin the Company from granting any stock options and from allowing the exercise of any currently outstanding options granted under the 1998 and 2006 Option Plans. The complaint seeks an unspecified amount of compensatory damages, costs and attorneys fees. The identical case was filed in the Superior Court for the State of California, Santa Clara County under a separate name (Pace. v. Bidzos, et al., and VeriSign) on June 19, 2007, and on October 3, 2007 (Mehdian v. Bidzos, et al.). On December 3, 2007, a consolidated complaint was filed in Superior Court for the State of California, Santa Clara County. The current directors and officers named in this consolidated class action are D. James Bidzos, William L. Chenevich, Roger H. Moore, Louis A. Simpson and Timothy Tomlinson. VeriSign and the individual defendants dispute all of these claims. Defendants’ collective pleading challenges to the putative consolidated class action complaint were granted with leave to amend in August 2008. By stipulation and Court order, plaintiff’s obligation to file an amended consolidated class action complaint has been continued pending informal efforts by the parties to resolve the action.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and other senior accounting officers. This code of ethics, titled “Code of Ethics for the Chief Executive Officer and Senior Financial Officers,” is posted on our website along with our “Code of Ethics and Business Conduct” that applies to all officers and employees, including the aforementioned officers. The Internet address for our website is www.verisign.com, and the “Code of Ethics for the Chief Executive Officer and Senior Financial Officers” may be found from our main Web page by clicking first on “About VeriSign” and then on “Corporate Governance” under “Investor Relations,” next on “Codes of Business Conduct” under “Corporate Governance,” and finally on “Code of Ethics for the Chief Executive Officer and Senior Financial Officers.” The “Code of Ethics and Business Conduct” applicable to all officers and employees can similarly be found on the Web page for “Codes of Business Conduct” under the link entitled “Code of Business Conduct.”

We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the “Code of Ethics for the Chief Executive Officer and Senior Financial Officers” or, to the extent also applicable to the principal executive officer, principal financial officer, or other senior accounting officers, the “Code of Ethics and Business Conduct” by posting such information on our website, on the Web page found by clicking through to “Codes of Business Conduct” as specified above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2009 by:

•	each current stockholder who is known to own beneficially more than 5% of our common stock;

•	each current director;

•	each of the Named Executive Officers (see the “Summary Compensation Table” elsewhere in this Proxy Statement); and

•	all current directors and executive officers as a group.

The percentage ownership is based on 192,691,014 shares of common stock outstanding at February 28, 2009. Shares of common stock that are subject to options currently exercisable or exercisable within 60 days of February 28, 2009 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes following the table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

BENEFICIAL OWNERSHIP TABLE

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number(1)	Percent(1)
Greater Than 5% Stockholders

T. Rowe Price Associates, Inc.(2) 100 East Pratt Street Baltimore, Maryland 21202	28,260,594	14.67%

FMR LLC(3) 82 Devonshire Street Boston, Massachusetts 02109	22,808,780	11.84%

Delaware Management Holdings(4) 2005 Market Street Philadelphia, Pennsylvania 19103	14,993,414	7.78%

Eton Park Fund, L.P.(5) Eton Park Master Fund, Ltd. 399 Park Avenue, 10th Floor New York, New York 10022	11,750,000	6.10%

Directors and Named Executive Officers
D. James Bidzos(6)	208,033	*
William L. Chenevich(7)	107,973	*
Kathleen A. Cote(8)	10,923	*
Roger H. Moore(9)	107,015	*
John D. Roach(10)	30,954	*
Louis A. Simpson(11)	131,880	*
Timothy Tomlinson(12)	19,854	*
Albert E. Clement(13)	20,337	*
William A. Roper, Jr.(14)	79,455	*
Richard H. Goshorn(15)	59,018	*
Russell S. Lewis(16)	108,037	*
Brian G. Robins(17)	54,702	*
Kevin A. Werner(18)	41,054	*
All current directors and executive officers as a group (12 persons)(19)	885,069	*

*	Less than 1% of VeriSign’s outstanding common stock.
(1)	The percentages are calculated using 192,691,014 outstanding shares of the Company’s common stock on February 28, 2009 as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, beneficial ownership information for each person also includes shares subject to options exercisable within 60 days of February 28, 2009, as applicable.
(2)	Based on Schedule 13G filed on February 12, 2009 with the SEC by T. Rowe Price Associates, Inc., with respect to beneficial ownership of 28,260,594 shares. T. Rowe Price Associates, Inc. has sole voting power over 7,459,011 of these shares and sole dispositive power over 28,224,194 of these shares.
(3)	Based on Schedule 13G filed on February 17, 2009 with the SEC by FMR LLC, with respect to beneficial ownership of 22,808,780 shares. FMR LLC has sole voting power over 185,863 of these shares and sole dispositive power over 22,808,780 of these shares.
(4)	Based on Schedule 13G filed on February 6, 2009 with the SEC by Delaware Management Holdings with respect to beneficial ownership of 14,993,414 shares. Delaware Management Holdings and Delaware Management Business Trust each reported that it has sole voting power over 14,935,874 of these shares, shared voting power over 1,640 of these shares and sole dispositive power over 14,993,414 of these shares. Delaware Management Holdings and Delaware Management Business Trust are parties to an Agreement to File Joint Acquisition Statements, dated February 6, 2009. Lincoln National Corp. is the ultimate parent of Delaware Management Business Trust.
(5)	Based on Schedule 13G/A filed on February 13, 2009 with the SEC: (i) Eton Park Fund, L.P. (“EP Fund”) directly owns 3,760,000 shares (or 1.95% of the class), over which EP Fund has shared voting power and shared dispositive power; (ii) Eton Park Master Fund, Ltd. (“EP Master Fund”) directly owns 7,990,000 shares (or 4.15% of the class), over which EP Master Fund has shared voting power and shared dispositive power; (iii) Eton Park Associates, L.P. (“EP Associates”), the general partner of EP Fund, has beneficial ownership of 3,760,000 shares (or 1.95% of the class) directly owned by EP Fund, over which EP Associates has shared voting power and shared dispositive power; (iv) Eton Park Capital Management, L.P. (“EP Management”), the investment advisor to EP Master Fund, has beneficial ownership of 7,990,000 shares (or 4.15% of the class) directly owned by EP Master Fund, over which EP Management has shared voting power and shared dispositive power; and (v) Eric M. Mindich (“Mindich”) has beneficial ownership of 11,750,000 shares (or 6.10% of the class) directly owned by EP Fund and EP Master Fund, over which he has shared voting power and shared dispositive power. Eton Park Associates, L.L.C. serves as the general partner of EP Associates. Mr. Mindich is managing member of Eton Park Associates, L.L.C. EP Master Fund is a client of EP Management. Eton Park Capital Management, L.L.C. serves as the general partner of EP Management. Mr. Mindich is the managing member of Eton Park Capital Management, L.L.C. Mr. Mindich disclaims beneficial ownership of the shares reported on Schedule 13G/A other than the portion of such shares which relates to his individual economic interest in each of EP Fund and EP Master Fund.
(6)	Includes 107,017 shares subject to options held directly by Mr. Bidzos. Mr. Bidzos is Executive Chairman of the Board and Chief Executive Officer on an interim basis.
(7)	Includes 98,959 shares subject to options held directly by Mr. Chenevich.
(8)	Includes 7,988 shares subject to options held directly by Ms. Cote.
(9)	Includes 97,865 shares subject to options held directly by Mr. Moore.
(10)	Includes 14,990 shares subject to options held directly by Mr. Roach.
(11)	Includes 72,866 shares subject to options held directly by Mr. Simpson.
(12)	Includes 4,864 shares held indirectly by the Tomlinson Family Trust, under which Mr. Tomlinson and his spouse are co-trustees. Includes 14,990 shares subject to options held directly by Mr. Tomlinson.
(13)	Mr. Clement is our former Chief Financial Officer. Mr. Clement’s employment with the Company ended on April 4, 2008.
(14)	Mr. Roper is our former President and Chief Executive Officer, and was a member of the Board. Mr. Roper resigned from the Company and our Board on June 30, 2008.
(15)	Includes 54,734 shares subject to options held directly by Mr. Goshorn.
(16)	Includes 94,041 shares subject to options held directly by Mr. Lewis.
(17)	Includes 44,758 shares subject to options held directly by Mr. Robins.
(18)	Includes 5,000 shares held indirectly by the Werner Family Trust, under which Mr. Werner and his spouse are co-trustees. Includes 33,750 shares subject to options held directly by Mr. Werner.
(19)	Includes the shares described in footnotes (6)-(18) and 5,626 shares beneficially held by one additional executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of VeriSign’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Stock Market. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock.

Based solely on a review of the reports we filed on behalf of our directors and executive officers, or written representations from reporting persons that all reportable transactions were reported, the Company believes that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with for fiscal 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Summary

2008 continued to be a time of transition for VeriSign. We continued our strategy of focusing on our core businesses, which are Naming Services, SSL Certificate Services, and Identity and Authentication Services (“Core Business Units”), and made progress on our divestiture plan. However, sales of our non-core business units slowed due to the global economic conditions and the corresponding credit crunch. We experienced turnover in our executive ranks. On June 30, 2008, William A. Roper, Jr., our former President and Chief Executive Officer, resigned from the Company and D. James Bidzos was appointed Executive Chairman, President and Chief Executive Officer on an interim basis. Mr. Bidzos served in this capacity until January 14, 2009, when Mark D. McLaughlin was named President and Chief Operating Officer. Mr. McLaughlin previously held a number of key positions at VeriSign from 2000 to 2007. Mr. Bidzos continues to serve as Executive Chairman of the Board of Directors and Chief Executive Officer on an interim basis. Albert E. Clement, VeriSign’s former Chief Financial Officer, left the Company on April 4, 2008, and Brian G. Robins, Senior Vice President, was named acting Chief Financial Officer at that time.

In the sections below, we describe our executive compensation program for 2008, including:

•	The principles on which our executive compensation program was based.

•	The process by which the Compensation Committee established and reviewed the executive compensation program.

•	The elements that made up our executive compensation program, as well as detailed information on each individual element.

For 2008, our Named Executive Officers were:

1. D. James Bidzos, Executive Chairman and Chief Executive Officer on an interim basis;

2. Brian G. Robins, Senior Vice President, acting Chief Financial Officer;

3. Richard H. Goshorn, Senior Vice President, General Counsel and Secretary;

4. Russell S. Lewis, Executive Vice President, Strategy and Technical Operations; and

5. Kevin A. Werner, Senior Vice President, Corporate Development and Strategy.

In addition, the following senior executives who left the Company during 2008 are also considered to be Named Executive Officers for 2008 (all such persons, our “Named Executive Officers”):

1. William A. Roper, Jr., former President, Chief Executive Officer and a member of the Board of Directors; and

2. Albert E. Clement, former Senior Vice President and Chief Financial Officer.

Executive Compensation

Compensation Goals and Philosophy

The goal of our executive compensation program is to create long-term value for our stockholders. In order to achieve this goal, our executive compensation program seeks to attract and retain highly talented executives and to motivate them to achieve our business objectives and contribute to our long-term success.

Our executive officer compensation program is designed with the following principles in mind:

•	Performance: a significant portion of each executive officer’s total compensation should depend on the achievement of corporate objectives and the creation of stockholder value. Compensation should be directly linked to measurable corporate and individual performance, and provide incentives for superior performance that will drive demonstrable business impact.

•	Alignment: compensation should closely align the interests of our executive officers with the long-term interests of our stockholders.

•	Retention: compensation should be competitive with that offered by other leading high technology companies we view as competitors for the employment of talented executives.

The Process for Setting Compensation

Role of the Compensation Committee:    The Compensation Committee of our Board of Directors is ultimately responsible for the oversight of our compensation and benefit programs, and sets the policies governing compensation of our executive officers and our other employees. As part of this process, the Compensation Committee annually reviews and approves all elements of our executive compensation program (except health and welfare benefits provided to other full-time employees), including the annual incentive bonus program and long-term incentive compensation programs for our non-officer employees.

Compensation decisions are made by the Compensation Committee after reviewing the performance of the Company and each executive’s performance during the year against established goals, current compensation arrangements, market trends, and the compensation history of the executive officer relative to other executives at VeriSign.

Role of Management:    The Chief Executive Officer (the “CEO”) annually reviews the performance of each executive officer (other than the CEO whose performance is ordinarily reviewed by the Chairman of the Board and the Compensation Committee) and makes a recommendation regarding the salary, incentive bonus and long-term incentive compensation for each executive officer (other than himself) based on his assessment of the performance of each individual. In 2008, because Mr. Bidzos assumed the CEO duties in mid-year, he did not receive a review. The CEO also takes an active part in the discussions at Compensation Committee meetings at which the compensation of executives who report to him directly, including the Named Executive Officers, is discussed. All decisions regarding the CEO’s compensation are made by the Compensation Committee in executive session, without the CEO present.

Role of Compensation Consultant:    Frederic W. Cook & Co. Inc. (“FW Cook”), a recognized compensation consulting firm, serves as the independent consultant to the Compensation Committee to assist it in evaluating and analyzing the Company’s executive compensation program, principles and objectives, as well as the specific compensation and benefit design recommendations presented by the Company’s executive management. FW Cook prepares a report relating to the CEO’s and all other Named Executive Officers’ compensation. The report provides comparative data with peer companies, a tally sheet detailing total target cash compensation, the value of long-term incentive grants, the total annual value of benefits, an estimate of leaving benefits if covered by a change-in-control, a salary history, and an analysis of built in gain on prior equity awards. FW Cook does not perform any other services for us other than its consulting services to the Compensation Committee.

In addition, Human Resources management retained Semler Brossy Consulting Group, an independent compensation consulting firm, to provide analysis, review and recommendation for the Company’s long-term incentive strategy for its broad-based employee population below the Named Executive Officer level.

Benchmarking:    We use a benchmarking process to help determine base salary, annual incentive bonus targets and long-term incentive compensation targets for our executive officers. We undertake an annual study of competitive compensation practices for executive officers at certain high technology companies that we view as our peers or as competitors for executive talent.

The Compensation Committee considers a number of factors when it establishes its total compensation program, which is comprised of base salary, annual incentive bonus and long-term incentives, for each Named Executive Officer. These factors include the executive’s individual performance in the prior year relative to his peers, the executive’s future potential with us, the scope of the executive’s responsibilities and experience, and total compensation levels as compared to our compensation peer group. Other elements of compensation, including health and welfare benefits and severance and change-in-control payments and benefits are reviewed periodically by the Compensation Committee to ensure that our total compensation is competitive based on data obtained from various sources at the time of the review.

Our compensation peer group is principally made up of publicly-traded companies in the high technology sector which are business competitors and/or with which we compete for executive talent (the “Peer Group”). The Compensation Committee reviews the Peer Group annually and makes adjustments as necessary to ensure it continues to appropriately reflect the competitive market for key talent and includes companies similar to us in scope and complexity.

With the assistance of FW Cook, the Compensation Committee reviewed the Peer Group of companies VeriSign uses to benchmark its executive compensation programs and practices. For 2008, changes were made to the Peer Group that reflect a more geographically balanced group of companies (as compared to the 2007 Peer Group, which was heavily weighted towards Silicon Valley companies) but still appropriately in line with VeriSign’s labor market competition, market capitalization, revenue and number of employees. Companies removed from the Peer Group for 2008 were Adobe Systems, BEA Systems (acquired by Oracle), Business Objects (acquired by SAP), Convergys, Electronic Arts, Juniper Networks and Network Appliance.

The fifteen companies listed below comprise the 2008 compensation Peer Group:

Affiliated Computer Services	Cadence Design Systems	Fiserv

Akamai Technologies	Computer Associates	Intuit

Alliance Data Systems	Citrix Systems	McAfee

Autodesk	Cognizant Tech	Salesforce.com

BMC Software	DST Systems	Total System Services

Range of Revenues and Market Cap for 2008 Peer Group

	Most Recent Four Quarters Revenue ($M)	12/31/2008 Market Cap ($M)
75th Percentile	$2,939.9	$5,267.8
Median	$2,025.3	$4,446.6
25th Percentile	$1,591.7	$2,911.0
VeriSign	$962.0	$3,702.0

The Compensation Committee also reviewed and considered cash compensation levels from the Radford Executive Survey using a high-technology cut with companies in the $1B—$3B revenue range.

Equity Award Practices

The Compensation Committee approves all equity awards to Section 16 executive officers, which include the Named Executive Officers, including annual award grants and any new hire, promotion and discretionary grants.

For all other employees, the Compensation Committee approves an aggregate equity pool and individual grant guidelines. The Committee has delegated the actual award determination for such employees to the Grant Committee established by the Board and comprised of one individual, Mr. D. James Bidzos, Executive Chairman and Chief Executive Officer on an interim basis. The Compensation Committee has determined that any such awards would be granted on the 15th of the month (or the next scheduled trading day if the 15th of the month falls on a non-trading date) following the approval by the Grant Committee.

Beginning with the 2009 fiscal year, the Company changed the timing of the administration of its annual equity award program for executive officers and other employees. The administration and allocation of annual equity awards was changed from August to February to align with the Company’s regular performance management process, which occurs in the first quarter of the fiscal year. During this process, decisions regarding employee performance, salary merit increases and bonus awards are determined. Therefore, moving the timing of the annual equity award process helps support and reinforce our pay for performance objectives. The annual equity award grants are reviewed, approved and granted by the Compensation Committee at its regular meeting during the first quarter of each year, scheduled at least a year in advance.

Elements of Compensation Program

Base Salary:    Base salary is the primary fixed component of our compensation program, and is intended to provide a guaranteed level of annual income to our executives. We believe that offering a competitive annual base salary that is not subject to risk for performance is vital in attracting and retaining our executives.

Base salaries of our executive officers are determined annually. Actual base salary levels are established based upon each executive officer’s job responsibilities and experience, individual contributions and future potential. We benchmark against base salary and total compensation levels of executives from our Peer Group to help determine appropriate compensation levels for each executive officer. We also reference other compensation data and surveys relevant to establishing individual or programmatic changes. The Compensation Committee is mindful of the effects changes to base salary can have on other elements of our compensation program such as target bonus amounts and potential severance payments, and carefully considers these factors when setting or changing executive base salaries.

During the course of 2008, the Compensation Committee approved base salary adjustments for our Named Executive Officers. The Compensation Committee reviewed competitive benchmark data provided by FW Cook and recommendations from the CEO regarding each executive’s individual performance. Based on this information, the Compensation Committee made adjustments to salary levels, which they believed provided appropriate incentives commensurate with the executive’s performance and scope of responsibilities. The resulting salary levels were at the median of the Peer Group and survey data obtained from the Radford Executive Survey.

Name	Title	1/1/08 Salary Rate	Final 2008 Salary Rate
D. James Bidzos	Executive Chairman and Chief Executive Officer on an interim basis	n/a	$900,000
Brian G. Robins	Senior Vice President, acting Chief Financial Officer	$285,000	$300,000
Russell S. Lewis	Executive Vice President, Strategy and Technical Operations	$350,000	$400,000
Richard H. Goshorn	Senior Vice President, General Counsel and Secretary	$380,000	$390,000
Kevin A. Werner	Senior Vice President, Corporate Development and Strategy	$350,000	$375,000
William A. Roper, Jr.	Former President, Chief Executive Officer and Director	$750,000	$800,000
Albert E. Clement	Former Chief Financial Officer	$375,000	$375,000

The salary rate for Mr. Bidzos reflects his base salary when he was appointed Executive Chairman, President and Chief Executive Officer on an interim basis on June 30, 2008. Messrs. Robins, Lewis, Goshorn and Werner received salary rate changes effective January 26, 2008 coinciding with VeriSign’s annual performance management and salary review process. Mr. Roper’s salary increase change was also effective January 26, 2008. Mr. Clement did not receive a salary increase in 2008.

Effective March 7, 2009, Mr. Robins received a salary increase to $320,000. Mr. Goshorn received a salary increase to $400,000 and no other Named Executive Officer received a salary increase.

Annual Incentive Bonus:    We have established the VeriSign Performance Plan (“VPP”), an annual cash bonus plan that is designed to reward members of the executive team and other employees for their contributions in helping us achieve financial, operating, and other goals. The plan provides participants with the opportunity to earn an annual cash bonus based on our performance compared against pre-established financial, individual, or strategic goals. Target bonus levels for our executive officers are established in part by reference to bonus levels of executives in our Peer Group as determined by our benchmarking analysis. VeriSign’s bonus targets in 2008 for its Named Executive Officers approximate the market median as compared to its Peer Group and survey information obtained from the Radford Executive Benchmark Survey.

In 2008, the VPP had two performance measures for its executive officers: (i) non-GAAP operating income from Core Business Units weighted at ninety percent (90%) and (ii) a strategic goal to substantially complete the divestiture program weighted at ten percent (10%). The Compensation Committee believed that this was an appropriate weighting for the goals to incentivize management to focus on the Company’s continuing core business operations and make progress on its plan to divest non-core businesses.

Non-GAAP operating income from Core Business Units excluded the following items which are included under GAAP operating income: gain or loss on the sale of a subsidiary, unrealized gain on Jamba JV call option, amortization of intangible assets, impairment of good will, acquired in-process R&D, stock-based compensation, severance payments, non-recurring legal and divestiture costs, legal settlements, restructuring, impairments and other charges (reversals), net gain or loss on the sale or impairment of investments, realized and unrealized gains and losses on embedded derivatives, discontinued operations held for sale, abandonment or downsizing of excess facilities, disposal of property, plant equipment and other assets, termination of contract obligations with no future benefit and write off/down of adverse purchase commitments. The non-GAAP performance measure is used because we believe it presents a clearer picture of the Company’s core operation and is not considered a substitution for results prepared in accordance with GAAP.

The strategic goal to substantially complete the divestiture program would have been deemed as substantially complete upon divesting two out of three large business units targeted for divestiture, plus more than half of the small business units targeted for divestiture, or any combination of completed divestitures where the aggregate sales proceeds would meet a minimum threshold as set by the Committee.

These goals represented a change from 2007, when the performance measures were consolidated Company non-GAAP operating income and GAAP operating cash flow, with each goal being equally weighted. The Compensation Committee changed these goals for 2008 to align the performance measures with the Company’s strategic plan to focus on its Core Business Units and make progress on the divestiture plan. The goals for 2008 were reviewed by the Compensation Committee in February 2008 and approved in March 2008.

For the 2008 VPP bonuses for executives, the Compensation Committee established target levels of performance for each metric, equal to $281.7M for non-GAAP operating income and substantial completion of the divestiture program. Actual funding for payouts would be determined based on the level of achievement of each goal of the approved performance measures. The non-GAAP operating income goal from Core Business Units would be weighted at 90% of the total bonus pool. This portion would be funded when actual results met a threshold level of achievement greater than 90% of the established non-GAAP operating income target of

$281.7M. Achievement at 150% of the aforementioned target could result in a maximum payment of 290% of each executive’s target bonus with respect to this goal. The strategic goal to substantially complete the divestitures would be funded at 10% for the total bonus plan and would only be paid if the goal were achieved and there would be no partial credit or overachievement funding.

For 2008, the Compensation Committee determined that we achieved 112.4%, or $316.6M of the non-GAAP operating income from Core Business Units, resulting in a funding multiplier of 154.5%. This multiplier, weighted at 90%, achieved a funding level of 139% for this goal, based on the schedule approved by the Compensation Committee. The strategic goal to substantially complete the divestiture program was not achieved and therefore not funded.

Bonus targets for the Named Executive Officers and their corresponding bonus payments under the 2008 VPP as approved by the Compensation Committee at its meeting held on February 23, 2009, subject to final financial statement certification (which occurred on March 3, 2009), are provided in the table below.

Name	Title	Bonus Target as a % of Final 2008 Base Salary	Final 2008 Bonus Payment (Actual Bonus Paid as a % of Base Salary)
D. James Bidzos	Executive Chairman and Chief Executive Officer, on an interim basis	Mr. Bidzos was not eligible for a bonus	n/a
Brian G. Robins	Senior Vice President, acting Chief Financial Officer	50%	$208,500 (69.5%)
Russell S. Lewis	Executive Vice President, Strategy and Technical Operations	60%	$333,600 (83.4%)
Richard H. Goshorn	Senior Vice President, General Counsel and Secretary	60%	$325,260 (83.4%)
Kevin A. Werner	Senior Vice President, Corporate Development and Strategy	60%	$312,750 (83.4%)
William A. Roper, Jr.	Former President, Chief Executive Officer and Director	n/a	n/a
Albert E. Clement	Former Chief Financial Officer	n/a	n/a

Bonuses to executives are pro-rated from the date of hire or from assignment to an executive officer position, or, in the case of former executives, pursuant to their severance arrangement, if applicable. In determining the final bonus payments, the Compensation Committee took into account the performance results against the performance measures established under the VPP and assessment of the individual performance of each of the executives.

Discretionary Bonus:    In December 2008, the Compensation Committee approved a special discretionary bonus for Mr. Robins, in the amount of fifty-six thousand dollars ($56,000). This bonus was granted in recognition of Mr. Robins’s contribution and service to the Company as acting Chief Financial Officer. In addition, the Compensation Committee approved a special discretionary bonus in the amount of one hundred thousand dollars ($100,000) for Mr. Robins at its February 23, 2009 meeting. This bonus was granted in recognition of Mr. Robin’s performance during 2008 in his role of acting Chief Financial Officer of the Company.

All Other Compensation:    A payment in the amount of $161,886 was made to Mr. Clement in January 2008 in connection with his election as of December 31, 2007 to adjust the exercise price of certain stock options subject to 409A of the Code.

Long-term Incentive Compensation:    Equity-based grants are an important element of our total compensation program with the goal to align interests of Named Executive Officers with those of our stockholders and to provide each Named Executive Officer with an incentive to manage VeriSign from the perspective of an owner with an equity stake in the business. Long-term incentive award amounts are established based upon each Named Executive Officer’s job responsibilities and experience, individual contributions and future potential and the value of existing vested and unvested outstanding equity awards. The Compensation Committee references long-term incentive award levels of executives at Peer Group companies and benchmark data provided by FW Cook and the Radford Executive Survey.

In 2008, equity awards were granted during the annual equity program grant process conducted in August 2008. In addition, discretionary equity awards were granted to some Named Executive Officers and other senior executives in recognition of performance and to provide additional long-term retention incentive. For the 2008 annual equity awards, 50% of the total award value was granted in the form of non-qualified stock options and 50% of the total award value was granted in the form of restricted stock units (“RSUs”). The Compensation Committee believed the mix between stock options and RSUs was appropriate as stock options would only have value if VeriSign’s share price increases over the option term and RSUs would promote retention and increase share ownership among executives. This is a change from 2007, when 50% of the total award value was granted in the form of performance-based RSUs. The Compensation Committee did not grant performance-based RSUs to executives in 2008 in light of the change in the senior leadership and the ongoing effort to divest non-core business units. However, the Compensation Committee intends to consider performance-based awards in the future.

The stock options were granted with an exercise price equal to fair market value at the date of grant and vest over a four-year period, with 25% of the option shares vesting on the first anniversary of the grant and the remaining option shares vesting ratably each quarter thereafter until fully vested. The RSUs vest over a four-year period, with 25% vesting on each anniversary of the grant date until fully vested. Subject to limited exceptions, unvested awards are forfeited upon termination of employment.

Stock options and restricted stock units were granted on August 4, 2008 at the regularly scheduled Compensation Committee meeting. The grant price for stock options was $32.28 which was the closing price per share of VeriSign’s common stock on the NASDAQ Global Select Market on August 4, 2008. The table below details the equity grants awarded to Named Executive Officers on August 4, 2008, excluding Mr. Bidzos whose equity grants are discussed in the section titled CEO Compensation.

Name	Title	Number of Stock Options Granted August 4, 2008	Number of Restricted Stock Units Granted August 4, 2008
Brian G. Robins	Acting Chief Financial Officer	25,000	10,000
Russell S. Lewis	Executive Vice President, Strategy and Technical Operations	25,000	10,000
Richard H. Goshorn	Senior Vice President, General Counsel and Secretary	20,000	8,000
Kevin A. Werner	Senior Vice President, Corporate Development	25,000	10,000

The Compensation Committee also granted the Named Executive Officers and other senior executives special discretionary equity awards during the course of the year. At its meeting on February 19, 2008, the Compensation Committee approved grants of restricted stock units to the following Named Executive Officers:

Mr. Lewis, a grant of 20,000 RSUs; Mr. Goshorn, a grant of 10,000 RSUs; Mr. Werner, a grant of 10,000 RSUs; and Mr. Clement, a grant of 10,000 RSUs. In addition, on February 19, 2008, the Compensation Committee approved an RSU grant for Mr. Robins of 7,000 RSUs effective March 14, 2008. These discretionary RSUs vest as to one-third of the award on each of the second, third and fourth anniversaries of the grant date. The Compensation Committee made these discretionary grants for retention purposes in light of its assessment of the competitive market for senior employees and the Company’s ongoing divestiture of non-core business units.

Mr. Lewis received a grant of 25,000 RSUs effective November 3, 2008 in recognition of his promotion to Executive Vice President, Strategy and Technical Operations. These RSUs vest over a four-year period with 25% vesting on each anniversary of the grant date until fully vested.

The Compensation Committee believes that both stock options and RSUs accomplish our goal of linking executive compensation to increases in stockholder value and provide retention incentive. Stock options only have value to the recipient if the Company’s share price increases from the date of grant. RSUs provide immediate retention value to our executives in addition to providing a strong incentive to increase the Company’s share price and consequently the value of the shares received upon vesting.

CEO Compensation:    Mr. Bidzos was named Executive Chairman and President and Chief Executive Officer on an interim basis on June 30, 2008, replacing Mr. Roper who resigned from the Company and the Board on June 30, 2008. At its meeting on August 4, 2008, following a market review and analysis of CEO pay as prepared by FW Cook, the Compensation Committee approved the compensation package for Mr. Bidzos.

Mr. Bidzos’s base salary was established at $900,000 per year. His base salary was guaranteed for a six month period and will end upon the appointment of a new Chief Executive Officer. The base salary was paid retroactively to June 30, 2008, the effective date of his appointment as Executive Chairman and President and Chief Executive Officer on an interim basis. It was also determined that Mr. Bidzos would not participate in the annual cash bonus plan, the VeriSign Performance Plan, since the equity component of Mr. Bidzos’s package, as discussed below, would vest over a period of one year. Mr. Bidzos’s compensation was determined after FW Cook’s completion of a competitive review of annual direct CEO compensation at Peer Group companies, a review of general industry companies that appointed a non-employee director to serve as interim CEO and a review of Executive Chairman compensation among Nasdaq 100 companies where a separate CEO is also employed. Mr. Bidzos’s base salary compensation was set at the median of Peer Group companies.

The equity component of Mr. Bidzos’s compensation package consists of a grant of 123,915 RSUs which vests and is settled in shares of the Company’s common stock in four equal installments on November 4, 2008, February 4, 2009, May 4, 2009 and August 4, 2009, regardless of whether Mr. Bidzos’s service as Chief Executive Officer continues for the full one-year vesting period. Mr. Bidzos’s RSUs had a value of $4,000,000 on the grant date, calculated by taking the closing price of the Company’s common stock on August 4, 2008 ($32.28) times the number of restricted stock units granted (123,915). Mr. Bidzos’s equity award was determined to approximate the median among Peer Group CEOs.

Mr. Roper resigned from the Company on June 30, 2008. In return for signing a general release and waiver of claims, the vesting and exercisability of Mr. Roper’s unvested sign-on stock option of 158,227 shares, which was granted on August 7, 2007 at an exercise price of $29.63 per share, accelerated in full and the vesting of Mr. Roper’s unvested sign-on restricted stock unit award to acquire 110,375 shares of the Company’s common stock was accelerated in full. In return for signing a release and waiver of age discrimination claims, the vesting and exercisability of Mr. Roper’s unvested stock option of 210,970 shares, which was granted on August 7, 2007 at an exercise price of $29.63 per share, accelerated in full and the vesting of one third of Mr. Roper’s unvested restricted stock unit award, which was granted on August 7, 2007 to acquire 88,300 shares of the Company’s common stock was accelerated in full and the balance was forfeited.

Benefits:    Executive officers are eligible to participate in the same health and welfare benefits provided generally to all other employees, at the same general premium rates charged to such employees. The benefits include medical, dental and vision insurance and other health benefits, group life insurance, short and long-term disability, fitness club reimbursement up to $390 per year, paid time off, an employee stock purchase plan, and a tax-qualified 401(k) salary deferral plan.

Other than those benefits described above, we provide no additional or supplemental benefits, such as a company automobile, country club memberships, deferred compensation programs, or retirement benefits, to our executive officers.

Total Compensation:    We believe we are fulfilling our compensation objectives and rewarding executive officers in a manner that is consistent with our pay-for-performance philosophy. Executive compensation is tied directly to our performance and is structured to ensure that there is an appropriate balance between our long-term and short-term performance and between our operational performance and stockholder value. For the Named Executive Officers as of the end of 2008 (excluding Mr. Bidzos, Chief Executive Officer on an interim basis, whose compensation package is detailed in CEO Compensation above), the aggregate total compensation mix represented 19% base salaries, 17% annual actual cash bonuses and 64% long-term incentives based on grant date fair value.

Stock Retention Policy

The Board believes that the Company’s executive officers and members of the Board should retain long-term ownership of common stock of the Company received as incentive compensation to further align their interests with the long-term interests of the Company’s stockholders. To further that goal, the Compensation Committee adopted a Stock Retention Policy, which will replace the Company’s current Stock Ownership Guidelines, effective as of August 1, 2009 (the “Effective Date”). The Stock Retention Policy applies to each of the Company’s executive officers who are subject to the provisions of Section 16 of the Exchange Act (the “Officers”) and the Board members as of the Effective Date and to each individual who becomes an Officer or member of the Board after the Effective Date. The Stock Retention Policy applies to all equity compensation awards outstanding as of the Effective Date under any of the Company’s equity plans and all future equity compensation awards granted under any Company equity plan. With respect to any individual who becomes an Officer or director after the Effective Date, the Stock Retention Policy applies to all equity compensation awards held by such individual on the date he or she becomes an Officer or member of the Board and to all equity compensation awards received thereafter. The term “equity compensation awards” includes stock options (excluding options under VeriSign’s employee stock purchase plans), stock appreciation rights, restricted and unrestricted stock awards, restricted and unrestricted stock units, performance shares, performance units, or any other stock-based incentive awards that are granted by the Company for compensatory purposes. Each Officer and member of the Board will be required to retain, until the date that is six months after the Officer’s or member of the Board’s service with the Company and its subsidiaries ceases for any reason, direct or indirect ownership of 50% of any Net Shares of Company common stock issued on or after August 1, 2009, to or on behalf of the Officer or member of the Board pursuant to each equity compensation award. “Net Shares” means the number of issued shares of Company common stock remaining upon the exercise or settlement of an equity compensation award after shares are sold or netted to pay the exercise price, and applicable taxes, as such amount is determined by the Company under the rules of administration approved by the Compensation Committee. The Compensation Committee reserves the right to modify or terminate the Stock Retention Policy at any time if it determines in its sole discretion that such action would be in the best interests of the Company. The Stock Retention Policy can be found on our Website at http://investor.verisign.com/governance.cfm.

Because we grant stock-based incentives in order to align the interests of our employees with those of our stockholders, our Securities Trading Policy forbids executive officers and other employees from buying or selling derivative securities related to VeriSign common stock, such as puts or calls on VeriSign common stock, since derivative securities may diminish the alignment of incentives that we seek to foster between our employees and our stockholders. Company-issued stock options and RSUs are not transferable during the executive officer’s life, other than certain gifts to family members (or trusts, partnerships, or similar entities that benefit family members).

Severance Agreements

We do not have a formal severance program for our executive officers, all of whom are at-will employees. We generally do not enter into employment agreements with our executive officers and employment offers generally do not provide for severance or other benefits following termination. The Compensation Committee will consider, when appropriate, providing a severance package to attract a potential executive officer or in connection with an executive officer’s departure from the Company.

Change-in-Control and Retention Agreements

We have entered into Change-in-Control and Retention Agreements with our executive officers, including the Named Executive Officers, except D. James Bidzos, Executive Chairman and Chief Executive Officer on an interim basis, and Brian G. Robins, acting Chief Financial Officer. The agreements provide for certain severance benefits in the event an executive’s employment is terminated in connection with a change in control of the Company. All of these agreements are “double trigger” agreements meaning that executives will only be eligible for benefits under the agreements if both (i) a change in control of the Company occurs and (ii) within twenty-four months of the change-in-control the executive’s employment is terminated by the Company without cause (or by the executive for good reason) in connection with the change-in-control. The Compensation Committee believes that the Change-in-Control and Retention Agreements are necessary to attract and retain highly qualified executives and to neutralize the personal interests of our executives in light of any potential beneficial corporate transaction. The Compensation Committee determined the Change-in-Control and Retention Agreements were reasonable when compared to practices among the companies in our Peer Group.

On October 14, 2008, the Compensation Committee approved an amendment to the grant of RSUs made to D. James Bidzos in his capacity as the Company’s Executive Chairman, President and Chief Executive Officer on an interim basis, on August 4, 2008. This provided for a single-trigger acceleration consistent with the same treatment provided for directors’ RSUs. The amendment provides for an acceleration of all unvested and outstanding RSUs under such grant in full immediately prior to the occurrence of a change-in-control of the Company. The definition of “change-in-control” is identical to that found in the Change-in-Control and Retention Agreements. In addition, the amendment to provide equity acceleration to Mr. Bidzos is in keeping with the fact that we provide equity acceleration provisions to other executive officers of the Company.

Separation Agreements with Former Executives

The employment of several of our senior executives was terminated in 2008, and we entered into separation agreements with some of these executives. The separation agreements generally provide for severance payments and in some cases, equity award vesting acceleration. Detailed descriptions of these separation agreements and related severance payments can be found in the narrative that follows the Grants of Plan-Based Awards for Fiscal 2008 table and the section, “Certain Relationships and Related Transactions,” found elsewhere in this Proxy Statement.

Tax Treatment of Executive Compensation

In determining the amount and form of compensation paid each year to our executive officers, we take into account the tax treatment of such compensation.

Section 162(m) of the Code limits the federal income tax deduction for compensation paid to certain Named Executive Officers, other than the Company’s chief financial officer and executive officers who left prior to the end of the year, to $1,000,000 per year for public companies, unless the compensation is performance-based. Our executive compensation is structured to maximize the amount of compensation expense that is deductible by the Company when, in its judgment, it is appropriate and in the interest of the Company and its stockholders. The deductibility of an executive officer’s compensation can depend upon the timing of the executive officer’s vesting or exercise of previously granted rights, as well as other factors beyond the Company’s control. Therefore an executive officer’s compensation is not necessarily limited to that which is deductible under Section 162(m). The Compensation Committee may approve payment of compensation that exceeds the deductibility limitation under Section 162(m) in order to meet compensation objectives or if it determines that doing so is otherwise in the interest of our stockholders. Certain RSUs granted in fiscal 2008 and bonuses awarded for services rendered in 2008 are not performance based and therefore are not exempt from the limitation of deductibility under Section 162(m).

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on the review and discussions, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Compensation Committee

Louis A. Simpson (Chairperson)

Timothy Tomlinson

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Louis A. Simpson and Timothy Tomlinson. During 2008, D. James Bidzos and Michelle Guthrie also served on the Compensation Committee. All of the members of the Compensation Committee during 2008 were independent directors during the time period they served on the Compensation Committee, and none of the members of the Compensation Committee during 2008 were employees or officers or former officers of VeriSign, with the exception of Mr. Bidzos who served as Chief Executive Officer of the Company from April 1995 until July 1995, as Executive Chairman, President and Chief Executive Officer on an interim basis from June 2008 until January 2009, and as Executive Chairman and Chief Executive Officer on an interim basis since January 2009. Mr. Bidzos resigned from the Compensation Committee on February 19, 2008. Ms. Guthrie resigned from the Compensation Committee on January 30, 2008. No executive officer of VeriSign has served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) or the board of directors of another entity, one of whose executive officers served as a member of the Compensation Committee of VeriSign during 2008; no executive officer of VeriSign has served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of the Board during 2008.

Summary Compensation Table

The following table sets forth certain summary information concerning the compensation received by our principal executive officer and principal financial officer as of the end of fiscal 2008, the three other most highly compensated executive officers as of the end of fiscal 2008, and our former principal executive officer and former principal financial officer who served the Company for a portion of fiscal 2008. We refer to these executive officers and former executive officers as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Named Executive Officer and Principal Position	Year	Salary (1)	Bonus		Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)		Total
D. James Bidzos(5)	2008	$415,385	$—		$1,725,863	$131,068	$—	$77,338	(6)	$2,349,654
Executive Chairman and Chief Executive Officer on an Interim Basis

William A. Roper, Jr.(7)	2008	475,458	—		4,320,269	1,637,735	—	8,151		6,441,615
Former President and Chief Executive Officer	2007	450,000	—		744,064	585,463	405,000	117,169	(8)	2,301,696

Brian G. Robins(9)	2008	287,293	56,000	(10)	312,986	324,913	208,500	7,865		1,197,557
Senior Vice President and Acting Chief Financial Officer

Albert E. Clement(11)	2008	137,019	—		(196,946)	(41,057)	—	169,005	(12)	68,021
Former Chief Financial Officer	2007	336,692	101,610	(13)	231,356	424,811	134,000	20,954	(14)	1,249,423

Richard H. Goshorn	2008	374,231	—		375,130	339,444	325,260	2,173		1,416,238
Senior Vice President, General Counsel and Secretary

Russell S. Lewis	2008	380,769	—		585,668	254,757	333,600	9,795		1,564,589
Executive Vice President, Strategy and Technical Operations

Kevin A. Werner	2008	358,654	—		458,665	290,834	312,750	8,256		1,429,159
Senior Vice President, Corporate Development and Strategy

(1)	Includes, where applicable, amounts electively deferred by each Named Executive Officer under our 401(k) Plan.
(2)	Stock Awards consist of RSUs granted in 2008 and 2007 and performance-based RSUs granted in 2007. Amounts shown represent compensation expense recognized in fiscal 2008 for financial statement reporting purposes for the applicable awards granted in fiscal 2008 and in prior years pursuant to FAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions. The assumptions used to calculate the value of awards for fiscal 2008 are set forth in Note 13, “Employee Benefits and Stock-Based Compensation,” of our Notes to Consolidated Financial Statements in the Annual Report, and the assumptions used to calculate the value of awards in prior years are set forth in the Notes to Consolidated Financial Statements in the Annual Reports on Form 10-K for the corresponding years. For Mr. Bidzos, includes compensation expense recognized in fiscal 2008 for financial statement reporting purposes for the Stock Awards of $106,294 and Option Awards of $131,068 granted to Mr. Bidzos for serving as a non-employee director in prior years.
(3)	Amounts shown are for non-equity incentive plan compensation earned during the year indicated, but paid in the following year.
(4)	Except as otherwise indicated, amounts in “All Other Compensation” for fiscal 2008 and fiscal 2007 include, where applicable, matching contributions made by the Company to the VeriSign 401(k) Plan, health club fee reimbursements, term life insurance payments and certain other compensation not required to be identified under the SEC rules.
(5)	Mr. Bidzos served as Non-Executive Chairman of the Board until June 30, 2008, at which time he was appointed Executive Chairman, President and Chief Executive Officer on an interim basis. Since January 14, 2009, Mr. Bidzos has served as Executive Chairman and Chief Executive Officer on an interim basis.
(6)	Includes cash compensation of $76,154 for services as a non-employee director from January 1, 2008 to June 30, 2008 and $350 payment made for waiver of medical coverage.
(7)	Mr. Roper resigned from the Company on June 30, 2008. Amounts shown under “Stock Awards” and “Option Awards” reflect both the recognition of compensation expense upon acceleration of certain Awards of $4,241,689 and $1,154,310, respectively, and the reversal of compensation expense upon forfeiture of certain Awards of $306,526 disclosed previously, in connection with his resignation from the Company.

(8)	Includes cash compensation of $58,250 for services as a non-employee director from January 1, 2007 to May 26, 2007. Also includes an estimated compensation expense of $56,702 recognized in fiscal 2007 for financial statement reporting purposes for the applicable awards granted in fiscal 2007 and in prior years pursuant to FAS 123R, disregarding expenses previously recognized with respect to forfeited awards.
(9)	Mr. Robins was appointed acting Chief Financial Officer on April 4, 2008.
(10)	Represents a discretionary bonus paid in fiscal 2008.
(11)	Mr. Clement’s employment with the Company ended on April 4, 2008. Amounts shown under “Stock Awards” and “Option Awards” reflect the reversal of expenses of $196,946 and $74,411, respectively, disclosed previously with respect to equity awards forfeited by Mr. Clement upon his departure from the Company.
(12)	Includes payment (on a fully grossed-up basis) of $161,886 for the estimated amount of tax and interest incurred as a result of the exercise in fiscal 2007 of certain options subject to Section 409A of the Code.
(13)	Includes discretionary bonus of $100,740 paid in fiscal 2007 and interest paid on contribution refunded to Mr. Clement in February 2007 as a participant in the Company’s 1998 Employee Stock Purchase Plan.
(14)	Includes payment (on a fully grossed-up basis) for the estimated amount of tax and interest incurred as a result of the exercise in fiscal 2006 of certain options subject to Section 409A of the Code.

Grants of Plan-Based Awards for Fiscal 2008

The following table shows all plan-based awards granted to the Named Executive Officers during fiscal 2008 under the VPP and 2006 Equity Incentive Plan.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2008(1)

Named Executive Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
D. James Bidzos.	08/04/2008	—	—	—	—	—	—	123,915	—	—	3,999,976

William A. Roper, Jr.(2)	—	—	—	—	—	—	—	—	—	—	—

Brian G. Robins	03/14/2008	—	—	—	—	—	—	7,000	—	—	230,370
	08/04/2008	—	—	—	—	—	—		25,000	32.28	289,138
	08/04/2008	—	—	—	—	—	—	10,000	—	—	322,800
			150,000	450,000

Albert E. Clement(3)	02/19/2008	—	—	—	—	—	—	10,000	—	—	363,800

Richard H. Goshorn	02/19/2008	—	—	—	—	—	—	10,000	—	—	363,800
	08/04/2008	—	—	—	—	—	—		20,000	32.28	231,310
	08/04/2008	—	—	—	—	—	—	8,000	—	—	258,240
			234,000	702,000

Russell S. Lewis	02/19/2008	—	—	—	—	—	—	20,000	—	—	727,600
	08/04/2008	—	—	—	—	—	—		25,000	32.28	289,138
	08/04/2008	—	—	—	—	—	—	10,000	—	—	322,800
	11/04/2008	—	—	—	—	—	—	25,000	—	—	558,250
			240,000	720,000

Kevin A. Werner	02/19/2008	—	—	—	—	—	—	10,000	—	—	363,800
	08/04/2008	—	—	—	—	—	—		25,000	32.28	289,138
	08/04/2008	—	—	—	—	—	—	10,000	—	—	322,800
			225,000	675,000

(1)	Named Executive Officers are generally awarded an annual incentive cash bonus and long-term incentive compensation as described in “Compensation Discussion and Analysis” elsewhere in this Proxy Statement.
(2)	Mr. Roper resigned from the Company on June 30, 2008.
(3)	Mr. Clement’s employment with the Company ended on April 4, 2008.

The Company generally does not enter into employment agreements with its executive officers, each of whom may be terminated at any time at the discretion of the Board. On August 20, 2008, the Company entered into an employment agreement with D. James Bidzos, Executive Chairman, President and Chief Executive Officer on an

interim basis. The Company entered into change-in-control agreements with each of its executive officers, including the Named Executive Officers except D. James Bidzos, Executive Chairman and Chief Executive Officer on an interim basis, and Brian G. Robins, acting Chief Financial Officer. On October 14, 2008, the Compensation Committee approved an amendment to the grant of RSUs made to D. James Bidzos in his capacity as the Company’s Executive Chairman, President and Chief Executive Officer on an interim basis, on August 4, 2008. This provided for a single-trigger acceleration consistent with the same treatment provided for directors’ RSUs. The amendment provides for an acceleration of all unvested and outstanding RSUs under such grant in full immediately prior to the occurrence of a change-in-control of the Company. The definition of “change-in-control” is identical to that found in the Change-in-Control and Retention Agreements. In addition, the amendment to provide equity acceleration to Mr. Bidzos is in keeping with the fact that we provide equity acceleration provisions to other executive officers of the Company.

Stock options are granted at an exercise price not less than 100% of the fair market value of VeriSign’s common stock on the date of grant and have a term of not greater than seven years from the date of grant. Stock options listed above vest as to 25% of the granted option on the first anniversary of the date of grant and ratably thereafter over the following 12 quarters. An RSU is an award covering a number of shares of VeriSign common stock that may be settled in cash or by issuance of those shares on a one-for-one basis. RSUs granted to certain executive officers on February 19, 2008 vest in three installments, with one-third of the granted RSUs vesting on the second anniversary of the date of grant and thereafter as to one-third of the granted RSUs on each anniversary of the date of grant. RSUs granted to Mr. Bidzos on August 4, 2008 vest quarterly over a one year period from the date of grant, regardless of whether Mr. Bidzos’s service as Chief Executive Officer on an interim basis continues for the full one year vesting period. All other RSUs listed above vest in four installments with 25% of the granted RSUs vesting on each anniversary of the date of grant over four years.

Severance Arrangement with Mr. Roper. VeriSign and William A. Roper, Jr., our former President and Chief Executive Officer, entered into (i) a Settlement Agreement and General Release effective as of June 30, 2008 (the “Roper Settlement Agreement”); and (ii) a Release and Waiver of Age Discrimination Claims (the “ADEA Release”) effective as of June 30, 2008. Pursuant to the terms of the Roper Settlement Agreement, Mr. Roper and VeriSign agreed to terminate the Executive Employment Agreement between them dated November 26, 2007 (the “Roper Employment Agreement”), and all other employment-related agreements, with the exception of the agreement related to assignment of inventions, non-disclosure of VeriSign information, and non-solicitation of employees, which remains in effect. Pursuant to the Roper Settlement Agreement, the vesting and exercisibility of then-unvested shares of all Sign-On Options and the vesting of then-unvested shares of all Sign-On Restricted Stock Unit Awards (each as defined in the Roper Settlement Agreement) granted to Mr. Roper under the Roper Employment Agreement accelerated in full. In return, Mr. Roper executed a release in favor of VeriSign from any known or unknown claims. Pursuant to the terms of the ADEA Release, in return for Mr. Roper’s waiver of all age discrimination claims against VeriSign without revocation (i) all First-Year Options (as defined in the ADEA Release) granted under the Roper Employment Agreement that would otherwise have vested had Mr. Roper remained employed through August 8, 2008 were accelerated, and (ii) one-third of the First-Year RSU Awards (as defined in the ADEA Release) granted under the Employment Agreement were accelerated, and the balance was forfeited.

Please refer to “Compensation Discussion and Analysis” elsewhere in this Proxy Statement for more information concerning our compensation practices and policies for executive officers.

Outstanding Equity Awards at 2008 Fiscal Year-End

The following table shows all outstanding equity awards held by the Named Executive Officers at the end of fiscal 2008 granted under the 1998 Equity Incentive Plan, the 1998 Director Stock Option Plan and the 2006 Equity Incentive Plan.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

Named Executive Officer	Grant Date	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Option Exercisable		Number of Securities Underlying Unexercised Option Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
D. James Bidzos	07/23/1999	30,000				$41.19	07/23/2009
	07/24/2000	7,500				$184.63	07/24/2010
	01/26/2001	5,000				$76.25	01/26/2011
	07/26/2001	12,500				$47.17	07/26/2011
	07/25/2002	3,125				$6.70	07/25/2012
	08/07/2007	10,548				$29.63	08/07/2014
	07/25/2003	6,250				$12.88	07/25/2013
	08/01/2006	9,900	(2)	7,700		$17.94	08/01/2013
	07/25/2005	12,500	(3)			$25.99	07/25/2015
	07/26/2004	9,375				$16.90	07/26/2014
	08/01/2006							3,050	(4)	$58,194
	08/04/2008							92,936	(5)	$1,773,219
William A. Roper, Jr.	11/21/2003	25,000				$15.41	11/21/2013
	11/22/2004	12,500				$31.71	11/22/2014
	11/21/2005	7,813	(6)			$23.28	11/21/2015
Brian G. Robins	02/15/2007	15,000	(2)	45,000		$26.19	02/15/2014
	02/28/2007	2,188	(2)	2,812		$25.30	02/28/2014
	08/07/2007	6,609	(2)	14,539		$29.63	08/07/2014
	08/07/2007	1,101	(2)	2,424		$29.63	08/07/2014
	08/15/2007	10,838	(2)	23,842		$29.51	08/15/2014
	08/04/2008			25,000	(7)	$32.28	08/04/2015
	02/15/2007							7,500	(4)	$143,100
	08/07/2007							6,639	(4)	$126,672
	08/07/2007							1,106	(4)	$21,102
	08/15/2007							10,890	(4)	$207,781
	03/14/2008							7,000	(8)	$133,560
	08/04/2008							10,000	(4)	$190,800
Albert E. Clement(9)	—	—		—		—	—	—		—	—		—
Richard H. Goshorn	06/15/2007	41,250	(2)	68,750		$29.32	06/15/2014
	08/07/2007	5,508	(2)	12,116		$29.63	08/07/2014
	08/04/2008			20,000	(7)	$32.28	08/04/2015
	08/07/2007										22,376	(10)	$426,934
	06/15/2007							11,250	(4)	$214,650
	02/19/2008							10,000	(8)	$190,800
	08/04/2008							8,000	(4)	$152,640
Russell S. Lewis	02/21/2002	33,750				$22.71	02/21/2009
	02/21/2002	56,25				$23.74	02/21/2009
	11/03/2004	50,000				$26.53	11/03/2011
	08/01/2006	15,845	(2)	12,325		$17.94	08/01/2013
	08/07/2007	22,029	(2)	48,465		$29.63	08/07/2014
	08/04/2008			25,000	(7)	$32.28	08/04/2015
	08/07/2007										49,506	(10)	$944,574
	08/01/2006							1,564	(4)	$29,841
	02/19/2008							20,000	(8)	$381,600
	08/04/2008							10,000	(4)	$190,800
	11/04/2008							25,000	(4)	$477,000

Named Executive Officer	Grant Date	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Option Exercisable		Number of Securities Underlying Unexercised Option Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Kevin A. Werner	10/15/2007	22,500	(2)	67,500		$33.40	10/15/2014
	08/04/2008			25,000	(7)	$32.28	08/04/2015
	10/15/2007										30,000	(10)	$572,400
	10/15/2007							7,500	(4)	$143,100
	02/19/2008							10,000	(8)	$190,800
	08/04/2008							10,000	(4)	$190,800

(1)	The market value is calculated by multiplying the number of shares by the closing price of our common stock on December 31, 2008, which was $19.08.
(2)	The option became exercisable as to 25% of the grant on the first anniversary of the date of grant, and vests quarterly thereafter at the rate of 6.25% per quarter until fully vested.
(3)	On December 29, 2005, the Board approved the acceleration of vesting of unvested stock options with an exercise price per share in excess of $24.99. Such acceleration was accompanied by restrictions that prohibit the sale of any shares acquired upon the exercise of such stock options prior to the date such stock options would have originally vested had the optionee been employed on such date (whether or not the optionee is actually an employee at that time). All vesting terms assume continued employment with VeriSign through full vesting of the respective option or RSU award.
(4)	The RSUs vest as to 25% of the total award on each anniversary of the date of grant until fully vested.
(5)	The RSUs vest as to 25% of the total award on each quarterly anniversary of the date of grant until fully vested.
(6)	The option became exercisable as to 6.25% of the grant on the first quarterly anniversary of the grant, and vested quarterly thereafter at the rate of 6.25% per quarter until June 30, 2008, when Mr. Roper resigned from the Company.
(7)	The option will become exercisable as to 25% of the grant on the first anniversary of the date of grant, and will vest quarterly thereafter at the rate of 6.25% per quarter until fully vested.
(8)	The RSU award vests over a four year period, with one-third of the total award vesting on the second, third and fourth anniversaries of the date of grant.
(9)	Mr. Clement’s employment with the Company ended on April 4, 2008. He had no outstanding, unvested options or stock awards as of December 31, 2008.
(10)	An award of performance-based RSUs was granted on August 7, 2007. If specified performance criteria are achieved, 100% of the grant will vest on the third anniversary of the date of grant. If specified performance criteria are not achieved, 50% of the grant will vest on the fourth anniversary of the date of grant and the remaining 50% of the grant will be forfeited.

Option Exercises and Stock Vested for Fiscal 2008

The following table shows all stock options exercised and the value realized upon exercise, and all stock awards vested and the value realized upon vesting, by our Named Executive Officers during 2008.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2008

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
D. James Bidzos.	—	$—	35,815	$850,193
William A. Roper, Jr.	—	—	130,610	4,803,946
Brian G. Robins	20,000	227,000	8,712	284,668
Albert E. Clement	121,910	2,028,160	—	—
Richard H. Goshorn	—	—	3,750	149,325
Russell S. Lewis	79,167	306,679	783	25,072
Kevin A. Werner	—	—	2,500	52,525

Potential Payments Upon Termination or Change-in-Control

The Company has no formal severance program for its Named Executive Officers, each of whom may be terminated at any time at the discretion of the Board. The Company entered into change-in-control agreements with each of its executive officers, including the Named Executive Officers, except D. James Bidzos, Executive Chairman and Chief Executive Officer on an interim basis, and Brian G. Robins, acting Chief Financial Officer, pursuant to a policy adopted by the Compensation Committee on August 7, 2007 (the “CIC Policy”). Under the CIC Policy, an executive officer of the Company is entitled to receive severance benefits if, within the twenty-four months following a “change-in-control” (or under certain circumstances, preceding a “change-in-control”), the executive officer’s employment is terminated by VeriSign without “cause” or is voluntarily terminated by the executive officer for “good reason.”

Under the CIC Policy, “change-in-control” means:

(a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company or its subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly (excluding, for purposes of this Section, securities acquired directly from the Company), of securities of the Company representing at least thirty percent (30%) of (A) the then-outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s then-outstanding securities;

(b) the consummation of a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, at least fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(c) a change in the composition of the Board occurring within a 24-month period, as a result of which fewer than a majority of the directors are incumbent directors;

(d) the sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect); or

(e) stockholder approval of the dissolution or liquidation of the Company.

Under the CIC Policy, “cause” means:

(a) an executive’s willful and continued failure to substantially perform the executive’s duties after written notice providing the executive with ninety (90) days from the date of the executive’s receipt of such notice in which to cure;

(b) conviction of (or plea of guilty or no contest to) the executive for a felony involving moral turpitude;

(c) an executive’s willful misconduct or gross negligence resulting in material harm to the Company; or

(d) an executive’s willful violation of the Company’s policies resulting in material harm to the Company.

Under the CIC Policy, “good reason” means:

(a) a change in the executive’s authority, duties or responsibilities that is inconsistent in any material and adverse respect from the executive’s authority, duties and responsibilities immediately preceding the change-in-control;

(b) a reduction in the executive’s base salary compared to the executive’s base salary immediately preceding the change-in-control, except for an across-the-board reduction of not more than ten percent (10%) of base salary applicable to all senior executives of the Company;

(c) a reduction in the executive’s bonus opportunity of five percent (5%) or more from the executive’s bonus opportunity immediately preceding the change-in-control, except for an across-the-board reduction applicable to all senior executives of the Company;

(d) a failure to provide the executive with long-term incentive opportunities that in the aggregate are at least comparable to the long-term incentives provided to other senior executives at the Company;

(e) a reduction of at least 5% in aggregate benefits that the executive is entitled to receive under all employee benefit plans of the Company following a change-in-control compared to the aggregate benefits the executive was eligible to receive under all employee benefit plans maintained by the Company immediately preceding the change-in-control; or

(f) a requirement that the executive be based at any office location more than 40 miles from the executive’s primary office location immediately preceding the change-in-control, if such relocation increases the executive’s commute by more than ten (10) miles from the executive’s principal residence immediately preceding the change-in-control; or

(g) the failure of the Company to obtain the assumption of the agreement from any successor as provided in the agreement.

If such events occur and the executive officer timely delivers a general release agreement, the CIC Policy provides that VeriSign will make the following lump sum payment to the executive officer (except to the extent that such payments are subject to a six month delay if required by deferred compensation rules under Section 409A of the Code):

•	the pro rata target bonus for the year in which the executive officer was terminated;

•

a specified multiple of the executive officer’s annual base salary plus an average of the executive officer’s annual bonus amount for the last three full fiscal years prior to a change-in-control; the applicable multiples are 200% of the annual base salary and bonus for the chief executive officer and 100% of the annual base salary and bonus for other executive officer participants; and

•

continued health benefits for the executive officer and the executive officer’s eligible dependents for a number of years equal to the severance multiple, provided that such coverage of health benefits will cease if the executive officer becomes eligible for comparable benefits from a new employer.

The CIC Policy has an initial term of two years and will automatically renew for one-year periods thereafter unless the Board terminates the CIC Policy at least 90 days before the end of the then-current term.

On August 24, 2007, the Compensation Committee adopted and approved a form of Change-in-Control and Retention Agreement to be entered into with VeriSign’s executive officers (the “CIC Agreement”). The terms and conditions of the CIC Agreement are materially consistent with the CIC Policy, with the additional provisions described below.

In addition to the terms and conditions approved as part of the CIC Policy, the CIC Agreement also contains the following provisions:

•

immediate acceleration of vesting of all of the executive officer’s unvested stock options and RSUs if there is a termination of such officer’s employment within twenty-four months after a change-in-control (as defined in the CIC Policy) by VeriSign without “cause” (as defined in the CIC Policy) or by the officer for “good reason” (as defined in the CIC Policy) (or up to six months before a change-in-control if the officer is terminated at the request of a third party in contemplation of a change-in-control and the change-in-control is effective within six months of the termination date); however, if the consideration to be received by stockholders of the Company in connection with the change-in-control consists of substantially all cash or if the stock options and RSUs held by the executive officer are not assumed in the change-in-control, then all of the executive officer’s then-unvested and outstanding stock options and

RSUs shall vest immediately prior to the change-in-control regardless of whether or not there is a termination of employment in connection therewith;

•

to the extent any payments are characterized as a parachute payment within the meaning of Section 4999 of the Code, and such characterization would subject the executive officer to a federal excise tax due to that characterization, the executive officer may elect to be paid in full or in such lesser amount as would result in the executive officer’s receipt, on an after-tax basis, of the greatest amount of termination and other benefits, after taking into account applicable federal, state and local taxes, including the excise tax under Section 4999 of the Code;

•

an initial term of two years and automatic renewal for one-year periods thereafter unless the Board terminates the CIC Agreement at least 90 days before the end of the then-current term; provided that such termination shall not be effective until the later of the last day of the initial two-year term or twelve months from termination following a change-in-control; and

•	the executive officer is prohibited from soliciting employees of VeriSign or competing against VeriSign for a period of twelve months.

On October 14, 2008, the Compensation Committee approved an amendment to the grant of RSUs made to D. James Bidzos in his capacity as the Company’s Executive Chairman, President and Chief Executive Officer on an interim basis, on August 4, 2008. This provided for a single-trigger acceleration consistent with the same treatment provided in directors’ RSUs. The amendment provides for an acceleration of all unvested and outstanding RSUs under such grant in full immediately prior to the occurrence of a change-in-control of the Company. The definition of change-in-control is identical to that found in the Change-in-Control and Retention Agreements. In addition, the amendment to provide equity acceleration to Mr. Bidzos is in keeping with equity acceleration provisions provided to other executive officers of the Company.

The following table shows the value of additional stock options and RSUs that would have vested for our Named Executive Officers as of December 31, 2008, as well as the additional cash compensation payable, under the acceleration scenarios described above, if any. The value of stock options is based on the difference between the exercise price of all accelerated options and the market value of our common stock as of December 31, 2008 which was $19.08. As Messrs. Roper and Clement were no longer employed by the Company on December 31, 2008, they are not included in the table below. Information regarding the acceleration of Mr. Roper’s equity awards upon his termination of employment is set forth above.

Change-in-Control Benefit Estimates as of December 31, 2008

	Value of Accelerated Cash Compensation Benefits ($)(1)		Value of Accelerated Stock Awards ($)		Value of Accelerated Option Awards ($)
Named Executive Officer	Change-in- Control Only	Change-in-Control plus Qualifying Termination	Change-in- Control Only	Change-in-Control plus Qualifying Termination	Change-in- Control Only	Change-in-Control plus Qualifying Termination
D. James Bidzos	—	—	$1,831,413	$1,831,413	$8,778	$8,778
Brian G. Robins	—	—	—	—	—	—
Richard H. Goshorn	—	879,951	—	985,024	—	—
Russell S. Lewis	—	865,284	—	2,023,816	—	14,051
Kevin A. Werner	—	845,409	—	1,097,100	—	—

(1)	To the extent any payments made as a result of the change-in-control constitute deferred compensation subject to Section 409A of the Code, such payments will not be made until six months after separation from service.

Equity Compensation Plan Information

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2008.

EQUITY COMPENSATION PLAN INFORMATION

	Equity Compensation Plan Information
	(A)		(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)		Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by stockholders(3)	9,238,143	(4)	$29.53	22,994,465	(5)
Equity compensation plans not approved by stockholders(6)	3,442,074	(7)	22.84	—

Total	12,680,217		$26.97	22,994,465

(1)	Includes 2,660 shares subject to RSUs outstanding as of December 31, 2008 that were issued under the 1998 Equity Incentive Plan and 3,695,030 shares subject to RSUs outstanding as of December 31, 2008 that were issued under the 2006 Equity Incentive Plan (the “2006 Plan”).
(2)	Does not include any price for outstanding RSUs.
(3)	Includes the 1998 Equity Incentive Plan, the 1998 Directors Plan (collectively, the “1998 Plans”), the 2006 Plan, the 1998 Employee Stock Purchase Plan (the “1998 Purchase Plan”) and the 2007 Employee Stock Purchase Plan (the “2007 Purchase Plan”). Effective May 27, 2006, the granting of equity awards under the 1998 Plans has been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 1998 Plans that were not subject to outstanding awards as of May 26, 2006 were canceled on May 26, 2006. The 1998 Plans will remain in effect as to outstanding equity awards granted under each such plan prior to May 26, 2006. Effective December 18, 2007, the 1998 Employee Stock Purchase Plan terminated in accordance with its terms; offering periods in existence prior to such termination continue under the terms of the 1998 Employee Stock Purchase Plan.
(4)	Excludes purchase rights accruing under the 1998 Purchase Plan and the 2007 Purchase Plan, which have a remaining stockholder-approved reserve of 5,022,966 shares and 5,948,144 shares, respectively, as of December 31, 2008.
(5)	Consists of shares available for future issuance under the 2006 Plan, the 1998 Purchase Plan and the 2007 Purchase Plan. As of December 31, 2008, an aggregate of 12,023,355 shares, 5,022,966 shares and 5,948,144 shares of common stock were available for issuance under the 2006 Plan, the 1998 Purchase Plan and the 2007 Purchase Plan, respectively, including 859,964 shares subject to purchase during the current purchase period. In addition to options, shares can be granted under the 2006 Plan pursuant to stock appreciation rights, RSUs, restricted stock awards, stock bonuses and performance shares. Under the terms of the 2006 Plan, the aggregate number of shares that may be granted pursuant to awards, other than with respect to stock options and stock appreciation rights, may not exceed 40% of the total number of shares reserved and available for grant and issuance pursuant to the 2006 Plan.
(6)	Includes the 2001 Stock Incentive Plan (the “2001 Plan”). No options issued under the 2001 Plan are held by any directors or executive officers. The terms of this plan are set forth in Note 13, “Employee Benefits and Stock-Based Compensation” of the Annual Report. Effective May 27, 2006, the granting of equity awards under the 2001 Plan was discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 2001 Plan that were not subject to outstanding awards as of May 26, 2006 were canceled on May 26, 2006. The 2001 Plan remains in effect as to outstanding equity awards granted under the plan prior to May 26, 2006.
(7)	Does not include options to purchase an aggregate of 248,119 shares of common stock with a weighted-average exercise price of $22.1384 that were assumed in business combinations.

POLICIES AND PROCEDURES WITH RESPECT TO TRANSACTIONS WITH RELATED PERSONS

VeriSign’s Audit Committee approved a Policy for Entering into Transactions with Related Persons (the “Related Person Transaction Policy”) which sets forth the requirements for review, approval or ratification of transactions between VeriSign and “related persons,” as such term is defined under Item 404 of Regulation S-K.

Pursuant to the terms of the Related Person Transaction Policy, the Audit Committee shall review, approve or ratify the terms of any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) VeriSign was or is to be a participant and (ii) a related person has or will have a direct or indirect material interest (“Related Person Transaction”), except for those transactions, arrangements or relationships specifically listed in the Related Person Transaction Policy that do not require approval or ratification. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the Related Person Transaction terms are no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the materiality of the related person’s direct or indirect interest in the transaction.

Prior approval of the Audit Committee shall be required for the following Related Person Transactions:

•

Any Related Person Transaction to which a related person is a named party to the underlying agreement or arrangement; provided, however, certain agreements or arrangements between VeriSign and a related person concerning employment and any compensation solely resulting from employment or concerning compensation as a member of the Board that have, in each case, been entered into or approved in accordance with policies of VeriSign shall not be subject to prior approval of the Audit Committee;

•

Any Related Person Transaction involving an indirect material interest of a related person where the terms of the agreement or arrangement are not negotiated on an arms length basis or where the Related Person Transaction is not a transaction in the ordinary course of business; and

•	Any Related Person Transaction where the total transaction value exceeds $1 million.

On a quarterly basis, the Audit Committee shall review and, if determined by the Audit Committee to be appropriate, ratify any Related Person Transactions not requiring prior approval of the Audit Committee pursuant to the Related Person Transaction Policy.

In the event VeriSign proposes to enter into a transaction with a related person who is a member of the Audit Committee or an immediate family member of a member of the Audit Committee, prior approval by a majority of the disinterested members of the Board shall be required and no such member of the Audit Committee for which he or she or an immediate family member is a related person shall participate in any discussion or approval of such transaction, except to provide all material information concerning the Related Person Transaction.

The following Related Person Transactions shall not require approval or ratification by the Audit Committee:

•	Payment of compensation to executive officers in connection with their employment with VeriSign; provided that, such compensation has been approved in accordance with policies of VeriSign.

•	Remuneration to directors in connection with their service as a member of the Board; provided that, such remuneration has been approved in accordance with policies of VeriSign.

•	Reimbursement of expenses incurred in exercising duties as an officer or director of VeriSign provided such reimbursement has been approved in accordance with policies of VeriSign.

•

Any transaction with another company at which a related person’s only relationship is as a director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed $1,000,000.

•	Any transaction with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

•

Any transaction involving a related person where the rates or charges involved are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

•

Any transaction where the related person’s interest arises solely from the ownership of VeriSign’s common stock and all holders of VeriSign’s common stock received the same benefit on a pro rata basis (e.g., dividends).

There are no transactions required to be reported under Item 404(a) of Regulation S-K where the Related Person Transaction Policy did not require review, approval or ratification, or where the Related Person Transaction Policy was not followed during fiscal 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2008, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer or beneficial holder of more than 5% of the common stock of VeriSign or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than the transactions described below.

Severance Arrangement with Mr. Roper.    William A. Roper, Jr., was President and Chief Executive Officer until his resignation on June 30, 2008. VeriSign entered into a Settlement Agreement and General Release with Mr. Roper effective June 30, 2008 (the “Roper Settlement Agreement”) and a Release and Waiver of Age Discrimination Claims effective as of June 30, 2008 (the “ADEA Release”), in connection with his resignation. Further information regarding the Roper Settlement Agreement and the ADEA Release may be found in the narrative that follows the Grants of Plan-Based Awards for Fiscal 2008 table elsewhere in this Proxy Statement.

Agreement with Mr. Clement.    In November 2008, VeriSign entered into an agreement with Albert E. Clement, our former Chief Financial Officer, in connection with potential claims arising in connection with his departure for $225,000.

Severance Arrangement with Ms. Law.    Anne-Marie Law was Senior Vice President, Global Human Resources, until her resignation on November 30, 2008. VeriSign entered into a Separation and General Release Agreement with Ms. Law on December 4, 2008 (the “Law Separation Agreement”). Pursuant to the terms of the Law Separation Agreement, Ms. Law was provided (i) a cash payment in the amount of $325,000 which represents the equivalent of twelve months of Ms. Law’s base salary, (ii) a cash payment in the amount of $271,050 which represents a bonus for her service to VeriSign during 2008, and (iii) a cash payment in the amount $15,247.32 which represents twelve months of COBRA premiums. VeriSign accelerated vesting of twenty-five percent (25%) of Ms. Law’s unvested, “in the money” stock options to purchase shares of VeriSign common stock and twenty-five percent (25%) of Ms. Law’s unvested RSUs of VeriSign common stock. VeriSign also provided six months of outplacement service to Ms. Law.

Severance Arrangement with Mr. Balogh.    In January 2008, VeriSign entered into a Separation and General Release Agreement with Aristotle Balogh, former Executive Vice President, Chief Technology Officer, in connection with his resignation on January 8, 2008 (the “Balogh Separation Agreement”). Pursuant to the terms of the Balogh Separation Agreement, in March 2008, Mr. Balogh was paid a bonus in the amount of $116,640 for services performed for VeriSign in 2007.

Consulting Agreement with Mr. Moore.    As previously authorized by the Audit Committee and Compensation Committee, on October 3, 2008, the Company entered into a Consulting Agreement with Roger H. Moore, a member of our Board, for the provision of certain consulting services commencing as of December 17, 2007 in connection with the planned disposition of VeriSign’s Communications Services business. On February 23, 2009 and February 24, 2009, the Compensation Committee and Audit Committee, respectively, authorized, and on March 26, 2009 the Company entered into an Amended and Restated Consulting Agreement with Mr. Moore for the provision of certain consulting services in connection with the planned disposition of VeriSign’s Communications Services business. Further information regarding the Consulting Agreement and Amended and Restated Consulting Agreement may be found in the narrative that follows the Non-Employee Director Compensation for Fiscal 2008 table elsewhere in this Proxy Statement.

Transactions with Juniper Networks.    We have entered into agreements with Juniper Networks, Inc. (“Juniper Networks”) pursuant to which we purchase various products and services from Juniper Networks. Scott G. Kriens is Chairman of the Board of Directors of Juniper Networks and the former President and Chief Executive Officer of Juniper Networks, and was a member of our Board until May 29, 2008. Since January 1, 2008, the value of such transactions was approximately $2.6 million and consisted primarily of the purchase of equipment, software and services. We also entered into agreements with Juniper Networks pursuant to which we provided various services to Juniper Networks; since January 1, 2008, the value of such transactions did not exceed $120,000.

Transactions with T. Rowe Price Associates, Inc.    T. Rowe Price Associates, Inc. (“T. Rowe Price”) is the beneficial owner of more than five percent of VeriSign’s voting securities. T. Rowe Price Trust Company, an affiliate of T. Rowe Price, manages VeriSign’s employee 401(k) plan. Since January 1, 2008 VeriSign has paid T. Rowe Price less than $120,000 for providing such management services. Participants in VeriSign’s 401(k) plan invest in mutual funds managed by affiliates of T. Rowe Price and as shareholders of the mutual funds pay management and other fees to the mutual funds as disclosed in the mutual fund prospectuses. We also entered into agreements with T. Rowe Price pursuant to which we provide various services to T. Rowe Price; since January 1, 2008, the value of such transactions did not exceed $120,000.

Transactions with U.S. Bancorp.    William L. Chenevich is a member of our Board and Chairman of the Audit Committee and the Vice Chairman of Technology and Operations of U.S. Bancorp. We have entered into agreements with U.S. Bancorp and certain of its affiliates (“U.S. Bank”) pursuant to which we provide professional consulting, managed security and other services to U.S. Bank. Since January 1, 2008, the value of such transactions was approximately $1.4 million. We have also entered into agreements pursuant to which we purchase various products and services from U.S. Bank; since January 1, 2008, the value of such transactions did not exceed $120,000. U.S. Bank is also a lender under a $500 million senior unsecured revolving credit facility (the “Credit Facility”), under which VeriSign, or certain designated subsidiaries, may be borrowers. The Credit Facility is described in Note 9, “Credit Facility,” of the Notes to Consolidated Financial Statements in the Annual Report. Since January 1, 2008, the portion of interest and fees paid by us under the Credit Facility attributable to U.S. Bank was approximately $155,023. In addition, U.S. Bank National Association, a subsidiary of U.S. Bancorp, is the trustee of the Indenture dated as of August 20, 2007 between the Company and U.S. Bank National Association for the Company’s 3.25% junior subordinated convertible debentures due August 15, 2037 (the “Indenture”). Since January 1, 2008, we paid U.S. Bank less than $120,000 for its service as trustee under the Indenture.

Director and Officer Indemnification Agreements.    We have entered into indemnity agreements with certain of our executive officers and directors which provide, among other things, that we will indemnify such officers and directors, under the circumstances and to the extent provided for in the agreements, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party to by reason of his or her position as a director, officer or other agent of VeriSign, and otherwise to the full extent permitted under Delaware law and our bylaws.

Acceleration of Equity Award Vesting in the Event of a Change-in-Control for Non-Employee Directors and Certain Senior Vice Presidents.    The vesting of equity awards for all non-employee directors accelerates as to 100% of any unvested equity awards upon certain changes-in-control as set forth in the 2006 Equity Incentive Plan. Pursuant to a policy adopted by the Board in 2001, the vesting of stock options for officers at the level of senior vice president who are not executive officers accelerates as to 50% of any shares subject to stock options that are then unvested.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the year ending December 31, 2009, and our stockholders are being asked to ratify this selection. Representatives of KPMG LLP, expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

The Board Recommends a Vote “FOR” the Ratification of the Selection of KPMG LLP as our Independent Registered Public Accounting Firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2008 and December 31, 2007, and fees billed for other services provided by KPMG LLP.

	2008 Fees	2007 Fees
Audit Fees (including quarterly reviews):
Consolidated Integrated Audit	4,983,828	4,816,524
Statutory Audits	761,009	588,919
Consent on SEC filing	—	15,000

Total Audit Fees	5,744,837	5,420,443
Audit-Related Fees(1)	4,091,419	1,835,215
Tax Fees(2)	114,647	41,749

Total Fees	9,950,903	7,297,407

(1)	Audit-Related Fees consist principally of attestation of internal controls for service organizations under Statement on Accounting Standards No. 70, Webtrust audits, and audit of carve-out entities sold or to be sold.
(2)	Tax Fees include international tax compliance and technical tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Per the Audit Committee’s Charter, the Audit Committee pre-approved all audit and permissible non-audit services provided by the independent registered public accounting firm. These services included audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

OTHER INFORMATION

Stockholder Proposals for the 2010 Annual Meeting of Stockholders

Proposals of stockholders intended to be presented at our 2010 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices no later than 120 calendar days before the one year anniversary of the date of this Proxy Statement, or December 15, 2009.

In accordance with our Fifth Amended and Restated Bylaws, we have established an advance notice procedure for stockholder proposals not included in our proxy statement to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made:

•	pursuant to VeriSign’s notice of such meeting;

•	by or at the direction of the Board; or

•	by any stockholder of the corporation who was a stockholder of record at the time of giving notice who is entitled to vote at such meeting and complies with the notice procedures set forth below.

The only business that will be conducted at an annual meeting of our stockholders is business that is brought before the meeting by or at the direction of the chairman of the meeting or by any stockholder entitled to vote who has delivered timely written notice to the Secretary of VeriSign no later than sixty days and no earlier than ninety days prior to the first anniversary of this year’s annual meeting. In the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth day prior to the annual meeting and not later than the close of business on the later of the sixtieth day prior to the annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by us. The stockholder’s notice must contain specified information concerning the matters to be brought before the meeting and concerning the stockholder proposing those matters. If a stockholder who has notified us of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at the meeting, we need not present the proposal for a vote at the meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the SEC. A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Secretary of VeriSign and is also available at our website at https://investor.verisign.com/policies.cfm. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to the Secretary of VeriSign at 487 East Middlefield Road, Mountain View, California 94043-4047.

Other Business

The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the Meeting, please complete the proxy electronically as described on the Notice of Internet Availability of Proxy Materials and under “Internet and Telephone Voting” in this Proxy Statement, or alternatively, if you have requested paper copies of the proxy soliciting materials, please complete, date, sign and promptly return the proxy in the enclosed postage paid envelope or cast your vote by phone so that your shares may be represented at the Meeting.

Communicating With VeriSign

We have from time-to-time received calls from stockholders inquiring about the available means of communication with VeriSign. We thought that it would be helpful to describe those arrangements that are available for your use.

•	If you would like to receive information about VeriSign, you may use one of these convenient methods:

1.	To have information such as our latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q mailed to you, please call our Investor Relations Department at (800) 922-4917.

2.	To view our website on the Internet, use our Internet address: www.verisign.com. Our home page gives you access to product, marketing and financial data, and an on-line version of this Proxy Statement, our Annual Report on Form 10-K and other filings with the SEC.

•	If you would like to write to us, please send your correspondence to the following address:

VeriSign, Inc.
Attention: Investor Relations
487 East Middlefield Road
Mountain View, CA 94043-4047

•

If you would like to inquire about stock transfer requirements, lost certificates and change of stockholder address, please call our transfer agent, BNY Mellon Shareowner Services LLC at (877) 255-1918. Foreign stockholders please call (201) 680-6578. You may also visit their website at http://www.mellon.com/mis/index.html for step-by-step transfer instructions.

APPENDIX A

VERISIGN, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

As Adopted August 6, 1999

and amended June 13, 2000, March 25, 2003, November 4, 2004 and February 19, 2008

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its oversight responsibilities relating to the Company’s accounting, auditing and reporting practices, and performs other duties as directed by the Board. The Committee oversees the accounting and financial reporting processes at the Company, internal control over financial reporting, audits of the Company’s financial statements, the qualifications of the Company’s independent auditor, and the performance of the Company’s internal audit department and the independent auditor. The independent auditor reports directly to the Committee and the Committee is responsible for the appointment (subject to shareholder ratification), compensation and retention of the independent auditor. The Committee also oversees the Company’s processes to manage business and financial risk, and compliance with significant applicable legal and regulatory requirements, and oversees the Company’s ethics and compliance programs.

Membership

The Committee shall consist of at least three members of the Board, with the exact number being determined by the Board. All members of the Committee will be appointed by, and shall serve at the discretion of, the Board; the Board may remove any member of the Committee at any time with or without cause. Unless a chair is elected by the Board, the members of the Committee may designate a chair by majority vote of the Committee membership.

Each member of the Committee shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements. Each member of the Committee shall have the ability to read and understand fundamental financial statements and otherwise satisfy the financial literacy requirements of The Nasdaq Stock Market (or other stock exchange or market on which the Company’s common stock is listed) or other applicable law. At least one member of the Committee shall be an “audit committee financial expert” as defined by the regulations of the U.S. Securities and Exchange Commission (SEC). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the preceding three years.

Meetings

The Committee shall meet at least once each quarter and more frequently as determined to be appropriate by the Committee. At any meeting of the Committee, a quorum for the transaction of business shall be established by the presence of a majority of its members, in person or by telephone or video connection. The Committee shall maintain minutes of the meetings and it shall report regularly to the board in addition to reporting periodically to the Board on significant matters related to the Committee’s responsibilities. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

Authority

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to engage and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Company

A-1

will provide appropriate funding, as determined by the Committee, for the payment of compensation to the Company’s independent auditor, outside counsel, and other advisors as the Committee deems appropriate, and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. The Committee will have unrestricted access to the Company’s books, records, facilities, and personnel. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

The Audit Committee serves a Board-level oversight role, overseeing the relationship with the independent auditor, as set forth in this Charter. The Committee receives information and provides advice, counsel and general direction, as it deems appropriate, to management, the Company’s internal audit department, and the independent auditor, taking into account the information it receives, discussions with the independent auditor, and the experience of the Committee’s members in business, financial and accounting matters.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to audit the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting nor is it the Committee’s responsibility to determine that the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. These are the responsibilities of the independent auditor and of management.

The Committee discharges its responsibilities and duties at its various meetings held during the course of the year. The Audit Committee Calendar sets forth the Committee’s specific responsibilities and is considered an addendum to this Charter. The Audit Committee Calendar will be updated periodically as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving oversight practices. The specific responsibilities set out in the Audit Committee Calendar which are required by statute or regulation may only be amended by resolution of the Audit Committee; all other specific responsibilities set out in the Audit Committee Calendar may be amended by the Chairman of the Audit Committee from time to time.

A-2

Addendum

VeriSign Audit Committee Calendar
	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req’d
1.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, the Internal Audit Department, the independent auditor (Auditor), the Chief Administrative Office, and General Counsel.	•	•	•	•	•
2.	Review and update the Committee Charter and the Committee Calendar annually and certify that the Committee has adopted a formal written charter and that it has been reviewed and reassessed on an annual basis.				•	•
3.	Advise the Board regarding the Committee’s determination whether the Committee’s members meet the applicable requirements of The Nasdaq Stock Market and the SEC.	•
4.	Complete an annual evaluation of the Committee’s performance.				•
5.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the Auditor.	•
6.	Include a copy of the Committee charter as an appendix to the proxy statement every year.					•
7.	Appoint or replace the Auditor. Approve the terms of the Auditor’s engagement. Approve the fees for audit services to be paid to the Auditors.				•	•
8.	Evaluate the Auditor’s qualifications and performance.				•	•
9.	Take, or recommend that the full Board take, appropriate action to oversee the independence of the Auditor. Review and confirm the Auditor’s independence from the Company, including by (a) obtaining from the Auditor a formal written statement delineating all relationships between the Auditor and the Company, required to be disclosed by Independence Standards Board Standard 1, (b) discussing with the Auditor any disclosed relationships or services that might affect the Auditor’s objectivity and independence, and (c) reviewing, at least annually, fees paid to the independent auditor for all audit and non-audit services. Monitor the rotation of partners of the Auditor.	•				•
10.	Review with Finance management, the Auditor, and the Internal Audit Department the audit scope and plan, coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.	•				•
11.	Discuss with the Auditor the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), 1 as adopted by the Public company Accounting Oversight Board in Rule 3200T.	•	•	•	•

Add-1

VeriSign Audit Committee Calendar
	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req’d
12.	Resolve any significant disagreements between management and the Auditor about financial reporting.					•
13.	Pre-approve all audit services and permissible non-audit services by the Auditor as required by applicable laws or regulations, including the assurance of compliance with 10A(g) of the Exchange Act.	•	•	•	•	•
14.	Review the responsibilities, functions, and performance of the Company’s Internal Audit Department and review the Internal Audit Department’s budget, staffing and responsibilities for the coming year.				•
15.	Review and approve the appointment or change in the head of the Internal Audit Department.					•
16.	Inquire of management, the Internal Audit Department, and the Auditor about significant risks or exposures, review the Company’s policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.					•
17.	Consider and review with Finance management, the Auditor, and the Internal Audit Department:
	a. The Company’s annual assessment of the effectiveness of its internal controls and the Auditor’s attestation.	•
	b. The adequacy of the Company’s internal controls, including information technology general controls.	•	•	•	•
	c. Any “material weakness” or “significant deficiency” in the design or operation of internal control over financial reporting, and any steps taken to resolve the issue.	•	•	•	•
	d. Any related significant findings and recommendations of the Auditor and Internal Audit Department together with management’s responses.	•	•	•	•
18.	Review with Finance management any significant changes to GAAP or other financial reporting policies or standards or any regulatory changes.	•	•	•	•
19.	Review with Finance management and the Auditor at least annually the Company’s critical accounting policies.				•	•
20.	Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices as suggested by the Auditor, management or the Internal Audit Department.					•
21.	Review with Finance management, the Internal Audit Department and the Auditor at the completion of the annual audit:
	a. The Company’s annual financial statements and related footnotes, and recommend to the Board whether the audited financial statements and related footnotes should be included in the Form 10-K.	•				•
	b. The Auditor’s audit of the financial statements and its report thereon, including any matters to be communicated by the Auditor pursuant to Section 10A of the Exchange Act.	•				•

Add-2

VeriSign Audit Committee Calendar
	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req’d
	c. Any significant changes required in the Auditor’s audit plan.	•				•
	d. Any serious difficulties or disputes with management encountered during the course of the audit, and management’s response.	•				•
	e. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.	•				•
22.	Review and consider for approval transactions as required under the Related Party Transactions Policy.	•	•	•	•	•
23.	Review and assess the Related Transactions Policy periodically and suggest changes to the Nominating and Corporate Governance Committee.					•
24.	Consider and review with Finance management and the Internal Audit Department:
	a. Significant findings by the Auditor or the Internal Audit Department during the year and management’s responses.	•	•	•	•
	b. Any difficulties encountered in the course of their audit work, including any restrictions on the scope of their work or access to required information.	•	•	•	•
	c. Any changes required in planned scope of their audit plan.	•	•	•	•
25.	Participate in a telephonic meeting among Finance management, the Internal Audit Department and the Auditor before each earnings release to discuss the earnings release, financial information, use of any non-GAAP information, and earnings guidance.	•	•	•	•
26.	Review and discuss with Finance management and the Auditor the Company’s quarterly financial statements.	•	•	•	•
27.	Review the periodic reports of the Company with Finance management, the Internal Audit Department, and the Auditor prior to filing of the reports with the SEC, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”	•	•	•	•
28.	In connection with each periodic report of the Company, review:
	a. Management’s disclosure to the Committee and the Auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.	•	•	•	•
	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act and the process conducted to support the certifications.	•	•	•	•
29.	Oversee compliance with the Company’s Code of Ethics and Business Conduct and other compliance policies and programs and provide suggestions to the Nominating and Corporate Governance Committee to improve the Code and other compliance policies and programs, as appropriate.					•

Add-3

VeriSign Audit Committee Calendar
	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req’d
30.	Review periodically with the Company’s General Counsel legal, regulatory and other matters that could have a significant impact on the Company’s financial statements, results of operations or compliance with applicable laws and regulations, and review periodic updates on litigation developments or settlement discussions that could have an impact on litigation reserves.	•	•	•	•	•
31.	Establish and monitor procedures to receive, retain and process complaints regarding accounting, internal audit controls or auditing matters and for employees to make confidential, anonymous submissions regarding accounting and auditing matters in compliance with applicable law and/or rules and regulations of the SEC.	•	•	•	•	•
32.	Establish and monitor regular and separate systems of reporting to the Committee by each of (a) management, (b) the Auditor, and (c) the Internal Audit Department regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such statements.	•	•	•	•
33.	Review disclosures made regarding significant or material weaknesses in the design and operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.	•	•	•	•
34.	Meet with the Auditor periodically in executive session to discuss any matters that the Committee or the Auditor believes should be discussed privately.	•	•	•	•
35.	Meet with the head of the Company’s Internal Audit Department periodically in executive session to discuss any matters that the Committee or the head of the Internal Audit Department believes should be discussed privately.	•	•	•	•
36.	Meet with individual members of senior management and the legal department periodically to discuss any matters that the Committee or either management or legal believe should be discussed privately.	•	•	•	•
37.	Establish policies for hiring employees or former employees of the Auditor and monitor compliance with such policies.					•
38.	Oversee the review of Section 16 Officer expenses conducted by the Internal Audit Department.					•
39.	Provide new committee members and the full committee with appropriate orientation and education related to accounting principles and procedures and other matters that are requested by the Committee from time to time.					•

Add-4

VERISIGN, INC.

487 E. MIDDLEFIELD ROAD MOUNTAIN VIEW, CA 94043-4047

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

For Withhold For All All All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees

01 D. James Bidzos 02 William L. Chenevich 03 Kathleen A. Cote 04 Roger H. Moore 05 John D. Roach

06 Louis A. Simpson 07 Timothy Tomlinson

The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain

2. To ratify the selection of KPMG LLP as VeriSign’s independent registered public accounting firm for the year ending December 0 0 0 31, 2009.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

For address change/comments, mark here. 0 (see reverse for instructions)

Materials Election—Check this box if you want to receive a complete set of future proxy materials by mail, at no extra cost. If you do not take action you may receive only a Notice to inform you of the Internet availability of proxy materials.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000022266_1 R2.09.03.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K is/are available at www.proxyvote.com .

VERISIGN, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The stockholders hereby appoint D. James Bidzos, Brian G. Robins, and Richard H. Goshorn, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VERISIGN, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am PDT on May 28, 2009, at the VeriSign Corporate Offices, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS, AND, IN THE DISCRETION OF THE PROXIES FOR ANY OTHER MATTER THAT MAY ARISE. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR EACH PROPOSAL.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000022266_2 R2.09.03.17